Exhibit 10.6

NASA AMES RESEARCH CENTER

ENHANCED USE LEASE

Basic Lease Information

Date: December 5, 2011.

Landlord: NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States, Ames Research Center located at Moffett Field, California.

Tenant: BLOOM ENERGY CORPORATION, a Delaware corporation.

Premises (section 1.1): (a) The parcel of real property outlined in Exhibit A, containing approximately 73,939 square feet (more or less) of land area, including Building 543 (containing approximately 9,166 square feet (more or less) of building space (“Building 543”)) and all other improvements owned by Landlord thereon (collectively, the “Building 543 Premises”); and (b) all of the space in Building 154 (“Building 154”) outlined in Exhibit A-1, containing approximately 14,359 square feet (more or less) of building area (the “Building 154 Premises”). The Building 543 Premises and the Building 154 Premises are located at NASA Ames Research Center, Moffett Field, California. A site plan showing the locations of the Building 543 Premises and the Building 154 Premises is attached hereto as Exhibit A. Building 543 and Building 154 are individually referred to herein as a “Building” and are collectively referred to herein as the “Buildings.”

Property (section 1.1): The land, the buildings and other improvements known as NASA Ames Research Center, Moffett Field, California 94035-1000.

Term (section 2.1): Approximately three (3) years.

Commencement Date (section 2.1): December 16, 2011.

Expiration Date (section 2.1): December 31, 2014.

Monthly Base Rent (dollars per month) (section 3.1): $40,967.86; provided, however, during the month during which the TI Period (as defined in section 1.3) occurs, the monthly Base Rent for the Premises shall be reduced to $32,687.50 (because the monthly Base Rent for the Building 154 Premises shall be reduced to $1,986.33 during such TI Period).

Security Deposit (section 3.3): $40,500.00.

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Rent Payment Address (section 3.7):	NASA Shared Service Center (NSSC)- FMD Accounts Receivable Attn: For the Accounts of Ames Research Center (Agreement #SAA2-402658) Bldg. 1111, C Road Stennis Space Center, MS 39529

Permitted Use of the Premises (section 4.1): Bloom Energy will use and occupy the Building 543 Premises solely for research and development, and testing, including as its research laboratory and to test its products. Bloom Energy will use and occupy the Building 154 Premises solely for office purposes; provided, however, Bloom Energy may use rooms 124, 125, 126, 128, 129 and 130 for minor assembly of wiring harnesses and piping.

Landlord’s Address (section 14.1):	NASA Ames Research Center Ms. Mejghan K. Haider, Mail Stop 204 – 2 Bldg. 204, Rm 215 P.O. Box 1 Moffett Field, CA 94035-0001

Tenant’s Address (section 14.1):	Bloom Energy Corporation 1252 Orleans Drive Sunnyvale, CA 94089 Attn: Mr. William H. Kurtz

Exhibit A – Site Plan; Plan Outlining the Building 543 Premises

Exhibit A-1 – Plans Outlining the Building 154 Premises

Exhibit B – Description of the TI Work

Exhibit C – Support Agreement

Exhibit D – List of Environmental Reports

The foregoing Basic Lease Information is incorporated in and made a part of the Lease to which it is attached. If there is any conflict between the Basic Lease Information and the Lease, the Basic Lease Information shall control.

Tenant:		Landlord:

BLOOM ENERGY CORPORATION, a Delaware corporation		NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States

By	/s/ William H. Kurtz	By	/s/ S. Pete Worden
	William H. Kurtz		S. Pete Worden
	Chief Financial Officer		Director, Ames Research Center

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Exhibit A – Site Plan; Plan Outlining the Building 543 Premises

Exhibit A-1 – Plans Outlining the Building 154 Premises

Exhibit B – Description of the TI Work

Exhibit C – Support Agreement

Exhibit D – List of Environmental Reports

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NASA AMES RESEARCH CENTER

ENHANCED USE LEASE

This NASA Ames Research Center Enhanced Use Lease of (the “Lease”) is made as of the date specified in the Basic Lease Information, by and between the NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States (“Landlord”), Ames Research Center located at Moffett Field, California, and the tenant specified in the Basic Lease Information (“Tenant”). This Lease is made under the authority of section 315 of the National Aeronautics and Space Act, as amended (51 U.S.C. §20145), with reference to the following facts:

R E C I T A L S

A. Landlord is committed to using its resources to the greatest public benefit and thus will take advantage of its unique research capabilities, stock of land, buildings and existing partnerships with state and local government, academia, industry and private organizations to create a center in which Landlord, its collaborative partners and the public can jointly work to advance: astrobiology; biotechnology; robotics; lunar exploration; technologies for NASA’s space exploration system (SLS and MPCV); the search for habitable planets; supercomputing; intelligent/adaptive systems; advanced thermal protection; airborne astronomy; science and technology education; the dissemination of information concerning Landlord’s activities; and the commercial use of Landlord’s basic research by the private sector.

B. In furtherance of Landlord’s missions, this Lease furthers the development of a collaborative research environment on the Property (as defined in section 1.1) in which Landlord, industry and academia are co-located to further foster research related to the activities described in Recital A above, as well as other research activities in furtherance of the goals and missions of both Landlord and Tenant. Landlord’s signatory hereby certifies that this Lease will not have a negative impact on NASA’s mission.

C. Landlord and Tenant previously entered into the following leases (collectively, the “Existing Leases”): (a) NASA Ames Research Center Enhanced Use Lease, dated as of May 14, 2004 (SAA2-401733), as amended (collectively, the “Building 543 Lease”); (b) NASA Ames Research Center Enhanced Use Lease of Unimproved Real Property, dated as of June 4, 2008 (SAA2-402120), as amended (collectively, the “Land Lease”); and (c) NASA Ames Research Center Enhanced Use Lease of Historic Property, dated as of August 5, 2009 (SAA2-402379), as amended (collectively, the “Building 19 Lease”). Tenant desires to relocate its personnel from the premises demised under the Building 19 Lease and from the temporary office trailer installed by Tenant on the property demised under the Land Lease to the Building 154 Premises (which is near the Building 543 Premises), thus more conveniently locating Tenant’s personnel and facilities leased at the Property.

D. In addition the parties desire to replace the Existing Leases with this Lease. The Building 543 Lease and the Land Lease will be terminated concurrently with the Commencement Date (as defined in section 2.1). The Building 19 Lease will be terminated on the last day of the TI Period (as defined in section 1.3).

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E. Accordingly, Landlord has agreed to lease the Premises (as defined in section 1.1) on the terms and conditions set forth in this Lease and for the purposes provided herein to facilitate the development and long-term operation of a collaborative research environment on the Property and to provide support to various activities in support of this goal. All collaborative efforts between Landlord and Tenant will be documented in separate agreements. The parties acknowledge and agree that the Premises are not being provided to Tenant as government furnished property under any contract or subcontract, and Tenant agrees that it shall not charge or submit for payment any rent (as defined in section 3.1 (d)) as a direct or indirect cost or charge under any such contract or subcontract.

NOW, THEREFORE, the parties agree as follows.

ARTICLE 1

Premises

1.1 Lease of Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the Term (as defined in section 2.1 and subject to the covenants hereinafter set forth, the Building 543 Premises and the Building 154 Premises, all as specified in the Basic Lease Information (collectively, the “Premises”) located at NASA Ames Research Center, Moffett Field, California 94035-1000 (the “Property”). The Premises are outlined on the plans attached hereto as Exhibits A and A-1. Landlord and Tenant agree that, for purposes of this Lease, the Premises and the Buildings each contains the number of square feet of land area and building area specified in the Basic Lease Information. The parties acknowledge and agree that Tenant installed certain improvements, fixtures and equipment on portions of the Building 543 Premises pursuant to the Building 543 Lease. Landlord agrees that Tenant may continue to maintain and use such improvements, fixtures and equipment pursuant to this Lease. Notwithstanding the foregoing, Tenant shall not use, and shall not allow its employees, contractors, licensees, agents or invitees to use, any portion of the Building 543 Premises within a seventy-five (75) foot radius of Tenant’s existing hydrogen tank area as more particularly shown and designated as the “Restricted Area” on attached Exhibit A. Without limiting the foregoing, Tenant agrees that no motor vehicle parking, employee recreational areas (such as picnic tables or lunch areas) or other improvements or structures shall be allowed within the Restricted Area. Tenant shall not install or place any improvements, fixtures or personal property within the Restricted Area. Notwithstanding the foregoing provisions regarding the Restricted Area, Tenant may install a portion of its test pad improvements within the Restricted Area so long as such improvements do not include any utility connections and Landlord approves the same.

1.2 Termination of Existing Leases. Landlord and Tenant hereby agree that the Building 543 Lease and the Land Lease shall automatically terminate as of the Commencement Date, and that the Building 19 Lease shall automatically terminate as of the last day of the TI Period. Concurrently with executing this Lease, the parties shall execute agreements evidencing the foregoing terminations in to fulfill Landlord’s real property records and reporting requirements.

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1.3 Tenant Improvement Work. Tenant desires to perform certain tenant improvement work in Building 154, which work is generally described on attached Exhibit B (the “TI Work”). Tenant shall: (a) commence the TI Work on the Commencement Date; (b) diligently prosecute the same to completion; (c) comply with all Applicable Laws (as defined in section 4.4); (d) obtain all necessary permits and approvals (including as set forth in section 7.1); and (e) use its reasonable efforts to complete the TI Work as quickly as possible thereafter, which is expected to occur during the TI Period. Subject to compliance with the terms and conditions of this Lease (including the obligation to obtain permits, if applicable), Landlord hereby consents to the Tenant performing the TI Work. During the TI Period, Landlord has agreed to reduce the monthly Base Rent applicable to the Building 154 Premises as set forth herein. If the TI Work is not completed during the TI Period, Tenant may continue to perform the TI Work thereafter; provided, however, Tenant shall pay the full monthly Base Rent with respect to the Building 154 Premises, and the Building 19 Lease and the Land Lease shall nevertheless terminate effective on the last day of the TI Period. As used in this Lease, the phrase “TI Period” means the period of time beginning on the Commencement Date and ending on the earlier of: (a) the date on which NASA’s Chief Building Official issues to Tenant a final certificate of occupancy for the Building 154 Premises following completion of the TI Work; or (b) fifteen (15) days following the Commencement Date. In addition to the TI Work, on or before the last day of the TI Period, Tenant shall remove from the Property the portable office trailer that Tenant installed on the parcel of land demised under the Land Lease.

1.4 UA Lease.

(a) Tenant understands that the United States Government (“Government”) has leased the real property on which the Buildings are located, together with all of the improvements thereon, to University Associates-Silicon Valley LLC, a Delaware limited liability company (“UA”), pursuant to that certain Enhanced Use Lease dated as of December 12, 2008, as amended (such amended lease, as it may be further amended or modified during the Term, is referred to herein as the “UA Lease”). Tenant’s lease of the Premises is subject and subordinate to all of the terms and conditions of the UA Lease. Tenant acknowledges that the UA Lease is available at Landlord’s “electronic reading room”:

http://www.nasa.gov/centers/ames/business/foia/elec.html.

(b) Pursuant to the UA Lease, Landlord retains the beneficial use and occupancy of the premises demised to UA (the “UA Premises”) until such time as UA requires possession of all or any portion of the UA Premises, in which event Landlord is obligated to deliver possession thereof free and clear of all existing tenancies and occupancies. Accordingly, and in addition to Landlord’s other rights to terminate set forth in this Lease, Tenant agrees that this Lease shall terminate with respect to, and Tenant shall vacate and surrender possession of, all or any portion of the Premises, within one hundred twenty (120) days after Landlord delivers to Tenant written notice (a “UA Termination Notice”) if UA requires possession of the portion of the UA Premises on which the applicable portion(s) of the Premises is located prior to the Expiration Date. In addition, if Landlord’s UA Termination Notice applies to less than all of the Premises, Tenant will have the right to terminate this Lease as to all or any other portion of the Premises as Tenant shall designate by delivering to Landlord written notice exercising such termination right within thirty (30) days of the date of such UA Termination Notice, which termination shall be effective as of the date set specified in Tenant’s written notice to Landlord exercising such termination right.

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1.5 Common Areas. During the Term, Tenant shall have the nonexclusive right, in common with other tenants and users of the Property, to use only for their intended purposes the common areas (such as driveways, sidewalks, parking areas, loading areas and access roads) in the Property. Landlord shall have the right from time to time to change the size, location, configuration, character or use of any such common areas, construct additional improvements or facilities in any such common areas, or close any such common areas so long as Tenant’s obligations under this Lease are not materially increased nor its rights materially decreased. Tenant shall not interfere with the rights of Landlord and other tenants or users of the Property to use such common areas.

ARTICLE 2

Term

2.1 Term of Lease. The term of this Lease shall be the term specified in the Basic Lease Information (the “Term”), which shall commence on the commencement date specified in the Basic Lease Information (the “Commencement Date”) and, unless sooner terminated as hereinafter provided, shall end on the expiration date specified in the Basic Lease Information (the “Expiration Date”). If Landlord, for any reason whatsoever, does not deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, but, in such event, the Commencement Date shall be postponed until the date on which Landlord delivers possession of the Premises to Tenant, but the Expiration Date shall not be extended. Tenant acknowledges that Tenant has inspected the Premises, the Buildings and the Property or has had the Premises, the Buildings and the Property inspected by professional consultants retained by Tenant, Tenant is familiar with the condition of the Premises, the Buildings and the Property, the Premises, the Buildings and the Property are suitable for Tenant’s purposes, and the condition of the Premises, the Buildings and the Property is acceptable to Tenant. Tenant accepts the Premises in its “AS IS” condition, with all faults, without any covenant, representation or warranty of any kind or nature whatsoever, express or implied (including with respect to the suitability of the Premises or any utility systems serving the Premises for Tenant’s purposes), and Tenant is relying solely on its own investigation of the Premises, the Buildings and the Property. Tenant agrees that Landlord has made no representations or warranties concerning such conditions, state of repair and use, nor any agreement or promise to alter, improve, adapt, repair or keep in repair the same, or any portion thereof. Landlord shall have no obligation to construct or install any improvements in the Premises, the Buildings or the Property or to remodel, renovate, recondition, alter or improve the Premises, the Buildings or the Property in any manner.

2.2 Possession. Landlord shall deliver possession of the Premises to Tenant on the Commencement Date, and Tenant shall accept such delivery of the Premises. Notwithstanding section 2.1 and Tenant’s acceptance of the Premises, Tenant shall not use or occupy the Premises until a certificate of occupancy and all other necessary approvals have been issued by Landlord and all other applicable governmental agencies. If a certificate of occupancy and all other

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necessary approvals have been issued by Landlord and all other applicable governmental agencies, and the Premises are ready for occupancy by Tenant prior to the Commencement Date, Tenant shall have the right to take early occupancy of the Premises prior to the Commencement Date and the Term shall commence on such date of early occupancy by Tenant, in which event the Commencement Date shall be advanced to such date of early occupancy, but the Expiration Date shall not be advanced. Tenant shall give Landlord written notice of Tenant’s determination to take early occupancy of the Premises at least ten (10) days in advance, which notice shall specify the date of such early occupancy.

2.3 Holding Over. If, with consent by Landlord, Tenant holds possession of the Premises after expiration of the Term, Tenant shall become a tenant from month to month under this Lease, but the Base Rent during such month to month tenancy shall be equal to one hundred fifty percent (150%) of the Base Rent in effect at the expiration of the Term. Landlord and Tenant each shall have the right to terminate such month to month tenancy by giving at least thirty (30) days’ written notice of termination to the other at any time, in which event such tenancy shall terminate on the termination date set forth in such termination notice.

ARTICLE 3

Rent

3.1 Monthly Base Rent and Additional Rent. Tenant shall pay to Landlord the following amounts as rent for the Premises:

(a) During the Term, Tenant shall pay to Landlord, as monthly base rent, the amount of monthly Base Rent specified in the Basic Lease Information.

(b) During each Government fiscal year (or part thereof) during the Term, Tenant shall pay to Landlord, as additional rent and in accordance with this Lease and the terms and conditions of the annual Support Agreement, the current form of which is attached hereto as Exhibit C (each, a “Support Agreement”), the costs of Demand Services (as defined in section 3.6(a)) provided to Tenant by Landlord in such year.

(c) The amount of monthly Base Rent shall be increased on January 1, 2013 and on each January 1 thereafter throughout the Term (each, a “CPI Adjustment Date”) by the percentage increase in the CPI (as defined below) during the twelve (12) month period immediately preceding each CPI Adjustment Date (each such twelve (12) month period being referred to herein as a “Lease Year”), which increase shall be determined as follows. The base for computing each increase in monthly Base Rent shall be the CPI published most immediately before the first day of the applicable Lease Year (a “Beginning Index”), and the CPI published most immediately before the last day of the applicable Lease Year (an “Adjustment Index”) shall be used in determining the amount of the adjustment. If the Adjustment Index has increased over the Beginning Index since the last CPI Adjustment Date, then the monthly Base Rent for the next Lease Year shall be increased by multiplying the amount of the last payment of monthly Base Rent by a fraction, the numerator of which is the Adjustment Index and the denominator of which is the Beginning Index. As used in this Lease, the term “CPI” means the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index, All Urban Consumers, All Items, San Francisco – Oakland – San Jose, California (1982 – 84 equals 100), or if such

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index is no longer published, a successor or substitute index designated by Landlord, published by a governmental agency reflecting changes in consumer prices in the San Francisco Bay Area that is most nearly comparable to the CPI. If the CPI is changed so that the base year differs from that in effect when the Initial Term commences, the CPI shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is discontinued or revised during the Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained if the CPI had not been discontinued or revised.

(d) Throughout the Term, Tenant shall pay, as additional rent, all other amounts of money and charges required to be paid by Tenant under this Lease, whether or not such amounts of money or charges are designated “additional rent.” As used in this Lease, “rent” shall mean and include all Base Rent, all additional rent and all other amounts of money and charges payable by Tenant in accordance with this Lease.

3.2 Procedures.

(a) Immediately following the execution of this Lease, Landlord and Tenant shall execute the initial Support Agreement. The current amounts of monthly Base Rent and the current costs of Demand Services are set forth on the initial Support Agreement. Tenant understands that costs of Demand Services may increase in the future, and Tenant agrees to pay the costs of Demand Services as determined by Landlord from time to time.

(b) Cost estimates for Demand Services, and reimbursement thereof, shall be consistent with Applicable Laws and Landlord’s policy, including the requirement for payment in advance of the rate at which Landlord anticipates incurring costs. Landlord will review costs for Demand Services periodically to ensure that the rates are based on actual costs to Landlord.

(c) If the Term commences or ends on a day other than the first or last day of the Government’s fiscal year, respectively, the amounts payable by Tenant under section 3.1(b) applicable to the fiscal year in which such term commences or ends shall be prorated according to the ratio which the number of days during the Term in such fiscal year bears to three hundred sixty—five (365). Termination of this Lease shall not affect the obligations of Landlord and Tenant pursuant to section 3.1(b) to be performed after such termination.

3.3 Initial Payment; Security Deposit. Upon signing this Lease, Tenant shall pay to Landlord (a) an amount equal to the Base Rent and Demand Services (if any) for the partial month (if any) during which the Commencement Date occurs and the first month of the Term, and (b) the amount of the security deposit specified in the Basic Lease Information (the “Security Deposit”). The Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the covenants of this Lease to be performed by Tenant, and Tenant shall not be entitled to interest thereon (or on any amount paid to Landlord in advance for Demand Services). If Tenant fails to perform any of the covenants of this Lease to be performed by Tenant, then Landlord shall have the right, but no obligation, to apply the Security Deposit, or so much thereof as may be necessary, to cure any such failure by Tenant. If Landlord applies the Security Deposit or any part thereof to cure any such failure by Tenant, then Tenant shall immediately pay to Landlord the sum necessary to restore the Security Deposit to the full amount

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required by this section 3.3. Landlord shall return any remaining portion of the Security Deposit to Tenant within thirty (30) days after termination of this Lease. Upon termination of the original Landlord’s or any successor owner’s interest in the Premises, the original Landlord or such successor owner shall be released from further liability with respect to the Security Deposit upon the original Landlord’s or such successor owner’s transferring the Security Deposit to the new owner.

3.4 Late Payment. Tenant acknowledges that the late payment by Tenant of any monthly installment of Base Rent or additional rent will cause Landlord to incur costs and expenses, the exact amount of which is extremely difficult and impractical to fix. Such costs and expenses will include administration and collection costs and processing and accounting expenses. Therefore, if any monthly installment of Base Rent or additional rent is not received by Landlord within ten (10) days after such installment is due, Tenant shall immediately pay to Landlord a late charge equal to five percent (5%) of such delinquent installment. Landlord and Tenant agree that such late charge represents a reasonable estimate of such costs and expenses and is fair reimbursement to Landlord. In no event shall such late charge be deemed to grant to Tenant a grace period or extension of time within which to pay any rent or prevent Landlord from exercising any right or enforcing any remedy available to Landlord upon Tenant’s failure to pay each installment of rent due under this Lease when due, including the right to terminate this Lease and recover all damages from Tenant. All amounts that become payable by Tenant to Landlord under this Lease shall bear interest from the date due until paid. The interest rate per annum shall be the interest rate established pursuant to 31 U.S.C. §3717 and 14 C.F.R. §1261.412 (or any successor rate schedule set under Applicable Laws) which are applicable to the period in which the amount becomes due. Amounts shall be due upon the earliest one of (i) the date fixed pursuant to this Lease, or (ii) the date of the first written demand for payment, consistent with this Lease, including demand upon default.

3.5 Taxes Payable by Tenant. Tenant shall pay, to the applicable taxing authority upon written demand and prior to delinquency, all taxes, assessments, excises, levies, fees and charges, including all payments related to the cost of providing facilities or services, of every kind and description, general or special, ordinary or extraordinary, foreseen or unforeseen, secured or unsecured, whether or not now customary or within the contemplation of Landlord and Tenant, that are levied, assessed, charged, confirmed or imposed by any public or government authority upon or against, or measured by, or reasonably attributable to, or otherwise with respect to (a) the Premises or any part thereof or any personal property used in connection with the Premises, (b) the cost or value of Tenant’s furniture, fixtures, equipment and other personal property located in the Premises or the cost or value of any improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is vested in Tenant or Landlord, (c) any rent payable under this Lease, including any gross income tax or excise tax levied by any public or government authority with respect to the receipt of any such rent, (d) the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises. All taxes, assessments, excises, levies, fees and charges payable by Tenant under this section 3.5 shall be deemed to be, and shall be paid as, additional rent.

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3.6 Certain Definitions. As used in this Lease, certain words are defined as follows:

(a) “Demand Services” shall mean all Utilities (as defined in section 3.6(b)) consumed by Tenant that Landlord will provide as set forth in section 5.1, and any other materials or services furnished by Landlord at the request of Tenant on or about the Premises. Demand services shall exclude any telecommunication and date communication services and janitorial services, which will be separately contracted for by Tenant pursuant to this Lease.

(b) “Utilities” shall mean all natural gas, electricity and other power services, water service, sewer service, and any other utilities, furnished by Landlord directly or indirectly to, for the benefit of, or used by Tenant on or about the Premises.

3.7 Rent Payment Address. Tenant shall pay all monthly Base Rent and costs of Demand Services (if any) under section 3.1 to “NASA Ames Research Center,” in advance, on or before the first day of each and every calendar month during the Term. Each payment shall reference the number of this Lease. Tenant shall pay all rent to Landlord without notice, demand, deduction or offset, in lawful money of the United States of America, at the address for the payment of rent specified in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate in writing.

ARTICLE 4

Use of the Premises

4.1 Permitted Use. Tenant shall use the Premises only for the Permitted Use of the Premises specified in the Basic Lease Information and for lawful purposes incidental thereto, and no other purpose whatsoever. Tenant shall not do or permit to be done in. on or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any Applicable Laws, or which is prohibited by any insurance policy applicable to the Premises, or will in any way increase the existing rate of, or disallow any fire rating or sprinkler credit, or cause a cancellation of, or affect any insurance for the Premises. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of Landlord or other tenants or users of the Property, or injure or annoy them. Tenant shall not use or allow the Premises to be used for any improper, immoral unlawful or objectionable activity, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or commit or suffer to be committed any waste in, on or about the Premises. Except for equipment and fixtures that Tenant has constructed on the Building 543 Premises pursuant to permits previously issued by Landlord, Tenant shall not store any materials equipment or vehicles outside the Premises and agrees that no washing of any type (including washing vehicles) shall take place in or outside the Premises. Tenant shall not receive, store or otherwise handle any product or material that is explosive or highly inflammable, except in accordance with Applicable Laws. Tenant shall not install any signs on the Premises without the prior written consent of Landlord. Tenant shall, at Tenant’s expense, remove all such signs prior to or upon termination of this Lease, repair any damage caused by the installation or removal of such signs, and restore the Premises to the condition that existed before installation of such signs.

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4.2 Environmental Definitions. As used in this Lease, “Hazardous Material” shall mean any substance that is (a) defined under any Environmental Law (as defined below) as a hazardous substance, hazardous waste, hazardous material, pollutant or contaminant, (b) a petroleum hydrocarbon, including crude oil or any fraction or mixture thereof, (c) hazardous, toxic, corrosive, flammable, explosive, infectious, radioactive, carcinogenic or a reproductive toxicant, or (d) otherwise regulated pursuant to any Environmental Law. As used in this Lease, “Environmental Law” shall mean all Federal, state and local laws, statutes, ordinances, regulations, rules, judicial and administrative orders and decrees, permits, licenses, approvals, authorizations and similar requirements of all Federal, state and local governmental agencies (including Landlord) or other governmental authorities pertaining to the protection of human health and safety or the environment, now existing or later adopted during the Term. As used in this Lease, “Permitted Activities” shall mean the lawful activities of Tenant that are part of the ordinary course of Tenant’s business in accordance with the Permitted Use specified in the Basic Lease Information. As used in this Lease, “Permitted Materials” shall mean the materials handled by Tenant in the ordinary course of conducting Permitted Activities.

4.3 Environmental Requirements. Tenant understands that the Property is underlain by a plume of contaminated groundwater that comprises two Superfund sites: the former Naval Air Station Moffett Field; and the Middlefield-Ellis-Whisman site. Tenant understands that the groundwater is contaminated with solvents and petroleum hydrocarbons. Tenant hereby acknowledges receipt of the environmental reports listed on attached Exhibit D. Tenant hereby agrees that: (a) Tenant shall not conduct, or permit to be conducted, on the Premises any activity which is not a Permitted Activity; (b) Tenant shall not use, store or otherwise handle, or permit any use, storage or other handling of, any Hazardous Material which is not a Permitted Material on or about the Premises; (c) Tenant shall obtain and maintain in effect all permits and licenses required pursuant to any Environmental Law for Tenant’s activities on the Premises, and Tenant shall at all times comply with all applicable Environmental Law; (d) Tenant shall not engage in the storage, treatment or disposal on or about the Premises of any Hazardous Material except for any temporary accumulation of waste generated in the course of Permitted Activities; (e) Tenant shall not install any aboveground or underground storage tank or any subsurface lines for the storage or transfer of any Hazardous Material, except in accordance with Environmental Law, and Tenant shall store all Hazardous Materials in a manner that protects the Premises, the Buildings, the Property and the environment from accidental spills and releases; (f) Tenant shall not cause any (and shall not allow any third party other than Landlord on the Premises during the Term to) release of any Hazardous Material or any condition of pollution or nuisance on or about the Premises, whether affecting surface water or groundwater, air, the land or the subsurface environment; (g) Tenant shall promptly remove from the Premises any Hazardous Material introduced, or permitted to be introduced, onto the Premises by Tenant which is not a Permitted Material and, on or before the date Tenant ceases to occupy the Premises, Tenant shall remove from the Premises all Hazardous Materials and all Permitted Materials handled by or permitted on the Premises by Tenant; and (h) if any release of a Hazardous Material to the environment, or any condition of pollution or nuisance, occurs on or about or beneath the Premises or either Building as a result of any act of Tenant or its agents, employees, contractors, invitees or licensees, Tenant, at Tenant’s sole cost and expense, shall promptly undertake all remedial measures required to clean up and abate or otherwise respond to the release, pollution or nuisance in accordance with all applicable Environmental Law. Landlord and Landlord’s representatives shall have the right, but not the obligation, to enter the Premises at any reasonable time for the purpose of inspecting the storage, use and handling of any Hazardous

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Material on the Premises in order to determine Tenant’s compliance with the requirements of this Lease and applicable Environmental Law. If Landlord gives written notice to Tenant that Tenant’s use, storage or handling of any Hazardous Material on the Premises may not comply with this Lease or applicable Environmental Law. Tenant shall correct any such violation within five (5) days after Tenant’s receipt of such notice from Landlord to the extent required by Environmental Laws. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, actions, judgments, liabilities, costs, expenses, losses, damages, penalties, fines and obligations of any nature (including reasonable attorneys’ fees and disbursements incurred in the investigation, defense or settlement of claims) that Landlord may incur as a result of, or in connection with, claims arising from the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Premises, of any Hazardous Material existing on or about or beneath the Premises caused by Tenant or its agents, employees, contractors, invitees or licensees (collectively “Tenant Contamination”). Landlord hereby agrees to release Tenant from, and shall not charge Tenant for, any liabilities, costs, expenses, losses, damages, penalties, fines or obligations of any nature as a result of, or in connection with any Hazardous Materials existing at the Property that are not Tenant Contamination, except to the extent that Tenant or its employees, agents, contractors or invitees exacerbates or causes a release of any such existing Hazardous Materials. Tenant’s activities that comply with the permitted use of the Premises set forth in the Basic Lease Information will be included in NASA’s sitewide permits and plans, as applicable, such as the Spill Prevention Control and Countermeasures Plan, the Storm Water Pollution Prevention Plan, the Biennial Hazardous Waste Report, the above ground storage tank statement, the Sunnyvale Industrial Waste Water permit, the Environmental Resources Document, and the Integrated Natural Resources Management Plan. Coverage in these and other sitewide plans is included in the cost of ISP Services (as defined in section 6.1). Tenant shall promptly supply information to the NASA Environmental Office (Code JQ) that is needed to complete these documents, and comply with the conditions of these permits. Tenant, at its sole cost, is responsible for obtaining hazardous materials storage permits and air permits required by Environmental Law for Tenant’s use of the Premises. The liability of Tenant under this section 4.3 shall survive the termination of this Lease with respect to acts or omissions that occur before such termination. Landlord acknowledges that Tenant has provided the necessary documents required under this Lease as of the Commencement Date with respect to Tenant’s existing use of Hazardous Materials at the Premises.

4.4 Compliance With Law. Tenant shall, at Tenant’s sole cost and expense, promptly comply with all Federal, state and local laws, ordinances, rules, regulations, codes (including the California Building Code), orders and other requirements of any government or public authority (including Landlord) now in force or which may hereafter be in force, with all requirements of any board of fire underwriters such as the National Fire Protection Association (“NFPA”) or other similar body now or hereafter constituted, and with all directions and certificates of occupancy issued pursuant to any law by any governmental agency (including Landlord) or officer, insofar as any thereof relate to Tenant’s use of the Premises or the operation, use or maintenance of any personal property, fixtures, machinery, equipment or improvements on the Premises (collectively, “Applicable Laws”). Without limiting the foregoing, Tenant shall comply with all policy directives, procedural requirements, procedures and guidelines, and standards promulgated by Landlord or NASA Ames Research Center from time to time

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(collectively, “Landlord Policies”), including with respect to construction activities, facility use, land use, health, safety, security and environmental standards (including Environmental Law). Landlord agrees that no change in Landlord Policies shall be retroactively applied to the Premises with the result that Tenant must incur any capital expense, unless (i) Tenant modifies the Premises, changes its use or takes such other act as would require compliance with Landlord Policies, or (ii) a corresponding change in Applicable Laws other than Landlord Policies requires retroactive application to the Premises. Notwithstanding the foregoing, Tenant shall not be obligated to comply with Ames Procedural Requirements 1700.1, except with respect to explosive materials; radioactive materials (as defined by the Nuclear Regulatory Commission); Class IIIa, IIIb or IV lasers or microwave or radio frequency transmitters; cryogens; pressure systems; or human pathogens that require Center for Disease Control Biosafety level III or IV containment. Tenant shall deliver prior written notice to Landlord before Tenant manufactures, uses, stores or transports any such items on or about the Premises or the Property, and Landlord shall have the right to approve (and establish requirements for, or conditions of, approval) before Tenant manufactures, uses, stores or transports any such items. This Lease does not grant Tenant any rights to use the NASA or NASA Ames Research Center name, initials or logo. Tenant agrees to submit to Landlord for its approval all promotional and advertising material that uses the NASA or NASA Ames Research Center name, initials or logo prior to publication. Approval by Landlord shall be based on Applicable Laws (e.g. 51 U.S.C. §§ 20141, 20111(a) and 20113(a); and 14 C.F.R. § 1221.100 et seq.) and policy governing the use of the words “National Aeronautics and Space Administration” and the letters “NASA.” Tenant shall not be required to make structural changes to the Premises or the Buildings unless structural changes are related to or required by Tenant’s acts or use of the Premises or by improvements made by or for Tenant. Occupancy of the Premises is permitted under Landlord’s 2002 Environmental Impact Statement. To comply with the TDM Plan (as defined below), Tenant will cooperate with Landlord and hereby authorizes Landlord to complete a transportation survey of Tenant’s employees as may be requested by Landlord from time to time. As used in this Lease, the phrase “TDM Plan” shall mean that certain draft report entitled “NASA Research Park and Bay View Transportation Demand Management Plan,” dated July 2002 (prepared by Nelson/Nygaard Consulting Associates), which is a portion of Appendix B to the NASA Ames Development Plan Final Programmatic Environmental Impact Statement.

4.5 Rules and Regulations. The use and occupancy of the Premises shall be subject to such reasonable and non-discriminatory rules and regulations as may be prescribed from time to time by NASA policy covering various matters, including operations, security, access, communications or other aspects of the mission of the Property. Landlord agrees that no change in such rules and regulations shall be retroactively applied to the Premises with the result that Tenant must incur any capital expense, unless (i) Tenant modifies the Premises, changes its use or takes such other act as would require compliance with such rules and regulations, or (ii) a corresponding change in Applicable Laws other than such rules and regulations requires retroactive application to the Premises.

4.6 Entry by Landlord. Landlord shall have the right to enter the Premises at any time to (a) inspect the Premises, (b) exhibit the Premises to prospective purchasers, tenants or users, (c) determine whether Tenant is performing all of Tenant’s obligations, (d) supply any service to be provided by Landlord, (e) post notices of nonresponsibility, and (f) make any repairs to the Premises, or make any repairs to any adjoining space or Utilities, or make any repairs, alterations

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or improvements to any other portion of the Property, provided that all such work shall be done as promptly as reasonably practicable and so as to cause as little interference to Tenant as reasonably practicable. Landlord also specifically reserves the following rights: (i) to control ingress to and egress from the Property, to erect and maintain gates, and to regulate or prevent traffic; and (ii) on behalf of Landlord, the United States Environmental Protection Agency, the State of California and other entities and governmental agencies that are involved in the remediation of, or that are responsible to remediate, existing contamination on or about the Property, the right to have unobstructed access to known or suspected areas of contamination or other areas upon which any containment system, treatment system, monitoring system, or other environmental response action is installed or implemented, or to be installed or implemented, for the purposes of the complying with Environmental Law and requirements. Tenant waives all claims for damages for any injury or Inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry or Landlord’s exercise of such reserved rights. All locks for all doors in, on or about the Premises (excluding Tenant’s vaults, safes and similar special security areas designated in writing by Tenant) shall be keyed to the master system for the Property. Landlord shall at all times have a key to unlock all such doors and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

ARTICLE 5

Utilities and Demand Services

5.1 Landlord’s Responsibilities. Landlord shall furnish Utilities to the Premises in accordance with Landlord’s current practices and standards for the Property, subject to temporary shut down for repairs, for security purposes, for compliance with any Applicable Laws or due to any event or occurrence beyond Landlord’s reasonable control. Tenant agrees that Landlord’s practices and standards do not include Utilities in quantities exceeding those typically and reasonably necessary for average office building environments and uses, and Landlord makes no representations or warranties to Tenant regarding the adequacy or fitness of any Utilities for Tenant’s use, occupancy or enjoyment of the Premises (including, without limitation, Tenant’s needs, If any for additional or unique heating, ventilation, air conditioning, electricity or natural gas). The Parties acknowledge that the Buildings are separately metered for electricity service, natural gas service and water service (following Tenant’s installation of a water meter with respect to the Building 154 Premises). Tenant shall pay Landlord as Demand Services for all Utilities consumed on the Premises as measured by such meters and as read by Landlord periodically (charges for sewer service shall be calculated as a percentage of water consumed). Landlord shall not be in default under this Lease or be liable for any damage or loss directly or indirectly resulting from, nor shall the rent be abated or a constructive or other eviction be deemed to have occurred by reason of, any interruption of or failure to supply or delay in supplying any Utilities or Demand Services or any limitation, curtailment, rationing or restriction on use of water, electricity, natural gas or any resource or form of energy or other service serving the Premises or the Property, whether such results from mandatory restrictions or voluntary compliance with guidelines; provided, however, that in the event any such curtailment,

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limitation, rationing or restriction materially interferes with Tenant’s ability to perform its operations in the Premises for thirty (30) continuous days or longer, Tenant shall have the right to terminate this Lease by delivering written notice to Landlord on or before the date which is sixty (60) days after such curtailment, limitation, rationing or restriction commenced.

5.2 Tenant’s Responsibilities. Tenant shall pay before delinquency for all Demand Services supplied to the Premises in accordance with Article 3, together with all taxes, assessments, surcharges and similar expenses relating to such Demand Services (if any). Tenant shall make arrangements with an appropriate telephone service provider for any or all telephone services to be provided directly to Tenant, and Tenant shall pay before delinquency the costs thereof to the entity providing the same. In addition, at Tenant’s option from time to time, but in each instance subject to Landlord’s prior written approval (which approval shall not be unreasonably withheld), Tenant may make arrangements with appropriate service providers for any or all Demand Services to be provided directly to Tenant, in which event Tenant shall pay before delinquency the costs thereof to the entity providing the same.

ARTICLE 6

Maintenance and Repairs

6.1 Obligations of Landlord. Landlord shall maintain and repair the common areas of the Property, and keep them in good condition, reasonable wear and tear excepted. The parties agree that, for purposes of this Article 6, Landlord’s obligations extend to the following locations (the “Points of Connection”): (a) with respect to the electrical power (including wiring, electrical components and apparatus, and auxiliary supporting systems and equipment such as HVAC equipment), natural gas service and water utility systems located on, in or under the common areas of the Property and which serve the Buildings, to the applicable meter for each such utility system for each Building; and (b) with respect to the common areas of the Property and all utility systems other than electrical power, natural gas service and water, to the point which is five (5) feet from the exterior walls of each Building. If requested by Tenant in writing, Landlord shall provide, as a Demand Service, janitorial services in accordance with Landlord’s current standards and practices (and Tenant acknowledges that trash is collected only three (3) times per week). Landlord shall provide ISP Services with respect to the Property in accordance with Landlord’s current practices and standards for the Property, subject to temporary shut down for repairs, for security purposes, for compliance with any Applicable Laws or due to any event or occurrence beyond Landlord’s reasonable control. Tenant shall give Landlord written notice of the need for any maintenance or repair for which Landlord is responsible, after which Landlord shall have a reasonable opportunity to perform the maintenance or make the repair, and Landlord shall not be liable for any failure to do so unless such failure continues for an unreasonable time after Tenant gives such written notice to Landlord. Tenant waives any right to perform maintenance or make repairs for which Landlord is responsible at Landlord’s expense. Landlord’s liability with respect to any maintenance or repair for which Landlord is responsible shall be limited to the cost of the maintenance or repair. Any damage to any part of the Property for which Landlord is responsible that is caused by Tenant or any agent, employee, contractor, licensee or invitee of Tenant shall be repaired by Landlord at Tenant’s expense and Tenant shall pay to Landlord, upon billing by Landlord, as additional rent, the cost of such repairs incurred by Landlord. As used in this Lease, the phrase “ISP Services” shall mean: (i) common grounds and road maintenance; (ii) security; (iii) structural fire response and periodic Fire Marshal inspections; (iv) first responder operations (Hazardous Material); (v) utility infrastructure systems maintenance and repair; and (vi) routine administrative support and management oversight (i.e. environmental oversight) related to this Lease.

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6.2 Obligations of Tenant. Tenant shall maintain and repair the Premises and the Buildings, including the foundations, walls, windows, glass or plate glass, exterior doors, entries, the heating and air conditioning, mechanical, electrical, plumbing and life safety systems, the roof and other structural components of the Buildings. The parties agree that, for purposes of this Article 6, Tenant’s obligations to maintain and repair the Premises (including the utility systems on, in and under the common areas of the Property that serve the Buildings) extend to and include the Points of Connection. Tenant shall not damage the Premises or disturb the integrity and support provided by any wall. Tenant shall, at Tenant’s expense, promptly repair any damage to the Premises caused by Tenant or any agent, employee, contractor, licensee or invitee of Tenant. Tenant shall take good care of the Premises and keep the Premises free from dirt, rubbish, waste and debris at all times. Tenant, at its cost, shall provide janitorial services for the Premises. Tenant shall not overload the floors in the Buildings or exceed the load-bearing capacity of the floors in the Buildings. Tenant shall, at the end of the Term, surrender to Landlord the Premises and all alterations, additions, fixtures and improvements therein or thereto in the same condition as existed on the Commencement Date, ordinary wear and tear excepted; provided, however, Tenant shall remove all improvements, alterations, additions, equipment and fixtures installed or placed by Tenant on any portion of the Building 543 Premises other than Building 543.

ARTICLE 7

Alteration of the Premises

7.1 No Alterations by Tenant. Tenant shall not make any alterations, additions or improvements in or to the Premises or any part thereof, or attach any fixtures or equipment thereto, without Landlord’s prior written consent, not to be unreasonably withheld or delayed. All alterations, additions and improvements in or to the Premises to which Landlord consents shall be made by Tenant at Tenant’s sole cost and expense as follows:

(a) Tenant shall submit to Landlord, for Landlord’s written approval, complete plans and specifications for all work to be done by Tenant. Such plans and specifications shall be prepared by responsible licensed architect(s) and engineer(s), shall comply with all Applicable Laws, shall not adversely affect any systems, components or elements of the Buildings or the Property, shall be in a form sufficient to secure the approval of all government authorities with jurisdiction over the Property, and shall be otherwise satisfactory to Landlord in Landlord’s reasonable discretion.

(b) Tenant shall obtain all required permits for the work from the Ames Construction Permit Office, in accordance with Ames Policy Directive 8829.1. In addition, Tenant shall obtain hot-work permits from the NASA Safety, Health and Medical Services Division during normal business hours at least twenty – four (24) hours prior to performing any welding, cutting, torching or similar open flame work. Tenant shall engage responsible contractor(s) licensed in the State of California to perform all work. Tenant and its contractors shall carry such liability and builder’s risk insurance as Landlord may reasonably require with respect to the work, which

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policies shall comply with the provisions of section 8.3. Landlord reserves the right to cause Tenant or its contractors to procure and maintain payment, performance and/or completion bonds with respect to the work. Tenant shall perform all work in accordance with the plans and specifications approved by Landlord, in a good and workmanlike manner, in full compliance with all Applicable Laws, and free and clear of any mechanics’ liens. Tenant shall pay for all work (including the cost of all Utilities, permits, fees, taxes, and property and liability insurance premiums in connection therewith) required to make the alterations, additions and improvements. Tenant shall pay to Landlord all direct costs and shall reimburse Landlord for all expenses incurred by Landlord in connection with the review, approval and supervision of any alterations, additions or improvements made by Tenant. Under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of design of any work, construction of any work, or delay in completion of any work.

(c) Tenant shall give written notice to Landlord of the date on which construction of any work will be commenced at least five (5) days prior to such date. Tenant shall keep the Premises and the Property free from mechanics’, materialmen’s and all other liens arising out of any work performed, labor supplied, materials furnished or other obligations incurred by Tenant. Tenant shall promptly and fully pay and discharge all claims on which any such lien could be based. Tenant shall have the right to contest the amount or validity of any such lien, provided Tenant gives prior written notice of such contest to Landlord, prosecutes such contest by appropriate proceedings in good faith and with diligence, and, upon request by Landlord, furnishes such bond as may be required by law or such security as Landlord may require to protect the Premises and the Property from such lien. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Property from such liens, and to take any other action Landlord deems necessary to remove or discharge liens or encumbrances at the expense of Tenant.

7.2 Tenant’s Property. All improvements, alterations, additions, equipment and fixtures, whether temporary or permanent in character, made in or to any portion of the Building 543 Premises other than Building 543 (including all such improvements, alterations, additions, equipment and fixtures previously made by Tenant pursuant to the Existing Leases) shall be removed by Tenant upon the expiration or earlier termination of this Lease. Tenant shall return Building 543 its condition as existed on the Commencement Date, reasonable wear and tear excepted, or to such other condition as is mutually agreed to by Landlord and Tenant. Tenant shall return the Building 154 Premises to its condition as existed upon completion of the TI Work, reasonable wear and tear excepted, or to such other condition as is mutually agreed to by Landlord and Tenant. Should Tenant abandon any such alterations, additions, fixtures or improvements, they shall become the property of the United States Government and shall be retained by Landlord. All movable furniture, equipment, trade fixtures, computers, office machines and other personal property shall remain the property of Tenant. Upon termination of this Lease, Tenant shall, at Tenant’s expense, remove all such movable furniture, equipment, trade fixtures, computers, office machines and other personal property from the Property and repair all damage caused by any such removal. Termination of this Lease shall not affect the obligations of Tenant pursuant to this section 7.2 to be performed after such termination.

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ARTICLE 8

Indemnification and Insurance

8.1 Damage or Injury. Landlord shall not be liable to Tenant, and Tenant hereby waives and releases all claims against Landlord, for any damage to or loss or theft of any property or for any bodily or personal injury, illness or death of any person in, on or about the Premises or the Property arising at any time and from any cause whatsoever, unless the same is caused solely by the willful misconduct of Landlord. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, liabilities, damages, losses, costs and expenses, including reasonable attorneys’ fees and disbursements, arising from or related to any use or occupancy of the Premises, or any condition of the Premises, or any default in the performance of Tenant’s obligations under this Lease, or any damage to any property (including property of employees and invitees of Tenant) or any bodily or personal injury, illness or death of any person (including employees and invitees of Tenant) occurring in, on or about the Premises or any part thereof arising at any time and from any cause whatsoever (unless the same is caused solely by the willful misconduct of Landlord) or occurring in, on or about any part of the Property other than the Premises when such damage, bodily or personal injury, illness or death is caused by any act or omission of Tenant or its agents, employees, contractors, invitees or licensees. This section 8.1 shall survive the termination of this Lease with respect to any damage, bodily or personal injury, illness or death occurring prior to such termination.

8.2 Insurance Coverages and Amounts. Tenant shall, at all times during the Term and at Tenant’s sole cost and expense, obtain and keep in force the insurance coverages and amounts set forth in this section 8.2.

(a) Tenant shall maintain commercial general liability insurance, including contractual liability, broad form property damage liability, premises and completed operations, with limits not less than one million dollars ($1,000,000) per occurrence and three million dollars ($3,000,000) annual aggregate, and for fire legal liability with a limit not less than one hundred thousand dollars ($100,000) and for medical payments with a limit not less than five thousand dollars ($5,000), insuring against claims for bodily injury, personal injury and property damage arising from the use, occupancy or maintenance of the Premises and the Property. The policy shall contain an exception to any pollution exclusion which insures damage or injury arising out of heat, smoke or fumes from a hostile fire. Any general aggregate shall apply on a per location basis.

(b) If Tenant uses owned, hired and non-owned vehicles, Tenant shall maintain business auto liability insurance with limits not less than one million dollars ($1,000,000) per accident covering such vehicles.

(c) Tenant shall carry workers’ compensation insurance for all of its employees in statutory limits as required by California law and employers liability insurance which affords not less than five hundred thousand dollars ($500,000) for each coverage.

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(d) Tenant shall maintain property insurance for the perils covered by a standard fire insurance policy, extended coverage perils and vandalism and malicious mischief and, if applicable, boiler machinery and pressure vessel insurance. The amount of such insurance shall be the Full Insurable Replacement Value (as defined below). All such policies shall specify that proceeds shall be payable on a Full Insurable Replacement Value basis if the improvements are actually repaired or rebuilt and on an “actual cash value” basis if the improvements are neither repaired nor replaced, and shall include a “guaranteed amount” or “stipulated amount” endorsement of coverage in lieu of a coinsurance provision under the policy. As used in this Lease, the phrase “Full Insurable Replacement Value” means one hundred percent (100%) of actual costs to perform repairs, maintenance, replacement or alterations of the Premises or any part thereof (without deduction for depreciation but with standard exclusions such as foundations, excavations, paving and landscaping, as applicable to specific perils), including Tenant’s movable furniture, equipment, trade fixtures or personal property in the Premises, and including the costs of demolition and debris removal and an increased cost of construction endorsement. The Full Insurable Replacement Value of Building 543 initially shall be one million four hundred fifty – three thousand dollars ($1,453,000). The Full Insurable Replacement Value of Building 154 initially shall be four million seven hundred forty – two thousand dollars ($4,742,000). Tenant shall, throughout the Term, maintain coverage at the current Full Insurable Replacement Value (with a commercially reasonable deductible) determined as provided herein.

(e) Tenant shall, at Tenant’s sole expense, obtain and keep in force during the Term an “all risk” insurance policy for Tenant’s personal property, furniture, fixtures and equipment, inventory, alterations, trade fixtures, and plate glass located on the Premises, in an amount not less than one hundred percent (100%) of their actual replacement value, providing coverage for risk of direct physical loss or damage including vandalism and malicious mischief. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the personal property, furniture, fixtures and equipment, inventory, alterations, trade fixtures, and plate glass so insured. Provided such proceeds are applied as set forth in this section 8.2(e), any insurance proceeds received by Tenant under such policy shall be the sole property of Tenant, and Landlord shall have no rights thereto.

(f) Any deductibles selected by Tenant for any insurance policy described in this section 8.2 shall be the sole responsibility of Tenant.

8.3 Insurance Requirements.

(a) All insurance and all renewals thereof shall be issued by companies with a rating of at least “A-” “VIII” (or its equivalent successor) or better in the current edition of Best’s Insurance Reports (or its equivalent successor, or, if there is no equivalent successor rating, otherwise acceptable to Landlord) and be licensed to do and doing business in California.

(b) Each policy shall be endorsed to provide that the policy shall not be canceled or materially altered without thirty (30) days prior written notice to Landlord and shall remain in effect notwithstanding any such cancellation or alteration until such notice shall have been given to Landlord and such period of thirty (30) days shall have expired.

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(c) The commercial general liability and any automobile liability insurance shall be endorsed to name Landlord (and any other parties designated by Landlord) as an additional insured, shall be primary and noncontributing with any insurance which may be carried by Landlord, and shall afford coverage for all claims based on any act, omission, event or condition that occurred or arose (or the onset of which occurred or arose) during the policy period.

(d) Tenant shall deliver certificates of insurance and endorsements, acceptable to Landlord, together with copies of the insurance policies, to Landlord at least ten (10) days before the Commencement Date and at least ten (10) days before expiration of each policy. Such documents shall be delivered to the address for certificate holder set forth below. If Tenant fails to insure or fails to furnish any such insurance certificate, endorsement or policy. Landlord shall have the right from time to time to effect such insurance for the benefit of Tenant or Landlord or both of them, and Tenant shall pay to Landlord on written demand, as additional rent, all premiums paid by Landlord. Each certificate of insurance shall list the certificate holder as follows:

NASA Ames Research Center

Office of the Chief Counsel, Mail Stop 200-12

Bldg. 200, Rm 234

P.O. Box 1

Moffett Field, CA 94035-0001

(e) If Landlord at any time believes that the limits or extent of coverage or deductibles with respect to any of the insurance required in this Lease are insufficient, Landlord may determine the proper and reasonable limits and extent of coverage and deductibles for such insurance and such insurance shall thereafter be carried with the limits and extent of coverage and deductibles as so determined until further change pursuant to the provisions of this Lease.

(f) No approval by Landlord of any insurer, or the terms or conditions of any policy, or any coverage or amount of insurance, or any deductible amount shall be construed as a representation by Landlord of the solvency of the insurer or the sufficiency of any policy or any coverage or amount of insurance or deductible. By requiring insurance herein, Landlord makes no representation or warranty that coverage or limits will necessarily be adequate to protect Tenant, and such coverage and limits shall not be deemed as a limitation on Tenant’s liability under the indemnities granted to NASA in this Lease.

(g) Failure of NASA to demand such certificate or other evidence of full compliance with these insurance requirements or failure of NASA to identify a deficiency from evidence that is provided shall not be construed as a waiver of Tenant’s obligation to maintain such insurance.

8.4 Subrogation. Tenant waives on behalf of all insurers under all policies of insurance now or hereafter carried by Tenant insuring or covering the Premises, or any portion or any contents thereof, or any operations therein, all rights of subrogation which any such insurer might otherwise, if at all, have to any claims of Tenant against Landlord except for workers’ compensation. Tenant shall procure from each of the insurers under all such policies of insurance a waiver of all rights of subrogation which the insurer might otherwise, if at all, have to any claims of Tenant against Landlord as required by this section 8.4 stating the following: “The insurer waives any right of subrogation against the United States of America which might arise by reason of any payment made under this policy.”

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ARTICLE 9

Assignment or Sublease

9.1 Prohibition. Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent may be given or withheld in Landlord’s sole and absolute discretion), assign this Lease or any interest herein or sublease the Premises or any part thereof, or permit the use or occupancy of the Premises by any person or entity other than Tenant, Tenant shall not, directly or indirectly, without the prior written consent of Landlord (which consent may be given or withheld in Landlord’s sole and absolute discretion), pledge, mortgage or hypothecate this Lease or any interest herein. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant involuntarily or by operation of law without the prior written consent of Landlord (which consent may be given or withheld in Landlord’s sole and absolute discretion), provided that if Landlord’s consent is unreasonably withheld, Tenant shall have the right to terminate this Lease by delivering written notice to Landlord within ten (10) days after the date Landlord withholds its consent. Landlord’s consent to any proposed assignment or subletting shall not be unreasonably delayed and if not given or withheld within thirty (30) days following Tenant’s request for consent, shall be deemed withheld. Any of the foregoing acts without such prior written consent of Landlord shall be void and shall, at the option of Landlord, constitute a default that entitles Landlord to terminate this Lease. Tenant agrees that the instrument by which any assignment or sublease to which Landlord consents is accomplished shall expressly provide that the assignee or subtenant will perform all of the covenants to be performed by Tenant under this Lease (in the case of a sublease, only insofar as such covenants relate to the portion of the Premises subject to such sublease) as and when performance is due after the effective date of the assignment or sublease and that Landlord will have the right to enforce such covenants directly against such assignee or subtenant. Any purported assignment or sublease without an instrument containing the foregoing provisions shall be void. Tenant shall in all cases remain liable for the performance by any assignee or subtenant of all such covenants. Notwithstanding the foregoing, Tenant may, subject to Landlord’s limited consent rights set forth below and without any participation by Landlord in assignment and subletting proceeds, sublet the Premises or assign the Lease to any of the following entities (each, a “Permitted Transferee”): (i) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant; (ii) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action; or (iii) a purchaser of substantially all of Tenant’s assets located in the Premises. If Tenant desires to sublet the Premises or assign the Lease to a Permitted Transferee, Tenant shall deliver written notice to Landlord and describe in reasonable detail the proposed use of the Premises by the Permitted Transferee and discuss whether or not the Permitted Transferee will continue (or expand) the collaborative and programmatic relationships between Landlord and Tenant in support of Landlord’s missions. Landlord agrees not to unreasonably withhold its consent to a sublease or assignment to a Permitted Transferee; provided, however, Tenant agrees that it shall be reasonable for Landlord to withhold consent if Landlord reasonably determines that the Permitted Transferee will not continue and maintain such collaborative and programmatic relationships. Landlord’s consent to a sublease or assignment to a Permitted Transferee shall be deemed given unless Landlord delivers to Tenant written notice withholding its consent within thirty (30) days after receiving Tenant’s written request. For the purpose of this Lease, sale of Tenant’s capital stock through any public exchange shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Premises.

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9.2 Landlord’s Consent or Termination. If Tenant wishes to assign this Lease or sublease all or any part of the Premises, Tenant shall give written notice to Landlord identifying the intended assignee or subtenant by name and address and specifying all of the terms of the intended assignment or sublease. Tenant shall give Landlord such additional information concerning the intended assignee or subtenant (including complete financial statements and a business history) or the intended assignment or sublease (Including true copies thereof) as Landlord requests. For a period of thirty (30) days after such written notice is given by Tenant, Landlord shall have the right, by giving written notice to Tenant, (a) to consent in writing to the intended assignment or sublease, unless Landlord determines not to consent, or (b) in the case of an assignment of this Lease or a sublease of substantially the entire Premises for substantially the balance of the Term, to terminate this Lease, which termination shall be effective as of the date on which the intended assignment or sublease would have been effective if Landlord had not exercised such termination right.

9.3 Completion. If Landlord consents in writing, Tenant may complete the intended assignment or sublease subject to the following covenants: (a) the assignment or sublease shall be on the same terms as set forth in the written notice given by Tenant to Landlord, (b) no assignment or sublease shall be valid and no assignee or subtenant shall take possession of the Premises or any part thereof until an executed duplicate original of such assignment or sublease has been delivered to Landlord, (c) no assignee or subtenant shall have a right further to assign or sublease, and (d) all “excess rent” (as defined below) derived from such assignment or sublease shall be paid to Landlord. Such excess rent shall be deemed to be, and shall be paid by Tenant to Landlord as, additional rent. Tenant shall pay such excess rent to Landlord immediately as and when such excess rent becomes due and payable to Tenant. As used in this section 9.3, “excess rent” shall mean the amount by which the total money and other economic consideration to be paid by the assignee or subtenant as a result of an assignment or sublease, whether denominated rent or in lieu of rent, exceeds, in the aggregate, the total amount of rent which Tenant is obligated to pay to Landlord under this Lease (prorated to reflect the rent allocable to the portion of the Premises subject to such assignment or sublease), less only the reasonable costs paid by Tenant for reasonable leasing commissions, reasonable attorneys’ fees and additional improvements installed in the portion of the Premises subject to such assignment or sublease by Tenant at Tenant’s sole cost and expense for the specific assignee or subtenant in question, without deduction for carrying costs due to vacancy or otherwise. The costs of additional improvements shall be amortized without interest over the term of such assignment or sublease.

9.4 Tenant Not Released. No assignment or sublease whatsoever shall release Tenant from Tenant’s obligations and liabilities under this Lease or alter the primary liability of Tenant to pay all rent and to perform all obligations to be paid and performed by Tenant. No assignment or sublease shall amend or modify this Lease in any respect, and every assignment and sublease shall be subject and subordinate to this Lease. The acceptance of rent by Landlord from any other person or entity shall not be deemed to be a waiver by Landlord of any provision of this Lease. Consent to one assignment or sublease shall not be deemed consent to any subsequent assignment or sublease. Tenant shall pay to Landlord all direct costs and shall reimburse Landlord for all expenses incurred by Landlord in connection with any assignment or sublease

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requested by Tenant not to exceed two thousand dollars ($2,000) per event of assignment or subletting. If any assignee, subtenant or successor of Tenant defaults in the performance of any obligation to be performed by Tenant under this Lease. Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor. Landlord may consent to subsequent assignments or subleases or amendments or modifications to this Lease with assignees, subtenants or successors of Tenant, without notifying Tenant or any successor of Tenant and without obtaining any consent thereto from Tenant or any successor of Tenant, and such action shall not release Tenant from liability under this Lease.

ARTICLE 10

Events of Default and Remedies

10.1 Default by Tenant. The occurrence of any one or more of the following events (“Event of Default”) shall constitute a breach of this Lease by Tenant:

(a) Tenant fails to pay any Base Rent, or any additional rent under section 3.1, or other amount of money or charge payable by Tenant and such failure continues for more than ten (10) days after the date such rent becomes due and payable; or

(b) Tenant fails to perform or breaches any other agreement or covenant of this Lease to be performed or observed by Tenant as and when performance or observance is due and such failure or breach continues for more than ten (10) days after Landlord gives written notice thereof to Tenant; provided, however, that if, by the nature of such agreement or covenant, such failure or breach cannot reasonably be cured within such period of ten (10) days, an Event of Default shall not exist as long as Tenant commences with due diligence and dispatch the curing of such failure or breach within such period of ten (10) days and, having so commenced, thereafter prosecutes with diligence and dispatch and completes the curing of such failure or breach; or

(c) Tenant (i) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors’ relief law of any jurisdiction, (ii) makes an assignment for the benefit of its creditors, or (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers of Tenant or of any substantial part of Tenant’s property; or

(d) Without consent by Tenant, a court or government authority enters an order, and such order is not vacated within thirty (30) days, (i) appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of Tenant’s property, or (ii) constituting an order for relief or approving a petition for relief or reorganization or arrangement or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy, insolvency or other debtors’ relief law of any jurisdiction, or (iii) ordering the dissolution, winding-up or liquidation of Tenant; or

(e) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within thirty (30) days; or

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(f) Tenant abandons the Premises.

10.2 Termination. If an Event of Default occurs, Landlord shall have the right at any time to give a written termination notice to Tenant and, on the date specified in such notice, Tenant’s right to possession shall terminate and this Lease shall terminate. Upon such termination, Landlord shall have the full and immediate right to possession of the Premises and Landlord shall have the right to recover from Tenant all unpaid rent which had been earned at the time of termination, all unpaid rent for the balance of the Term after termination, and all other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform all of Tenant’s obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

10.3 Continuation. If an Event of default occurs, this Lease shall continue in effect for so long as Landlord does not terminate Tenant’s right to possession, and Landlord shall have the right to enforce all its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease. Acts of maintenance or preservation or efforts to relet the Premises or the appointment of a receiver upon initiative of Landlord to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession unless written notice of termination is given by Landlord to Tenant.

10.4 Remedies Cumulative. Upon the occurrence of an Event of Default, Landlord shall have the right to exercise and enforce all rights and remedies granted or permitted by law. The remedies provided for in this Lease are cumulative and in addition to all other remedies available to Landlord at law or in equity by statute or otherwise. Exercise by Landlord of any remedy shall not be deemed to be an acceptance of surrender of the Premises by Tenant, either by agreement or by operation of law. Surrender of the Premises can be effected only by the written agreement of Landlord and Tenant.

10.5 Tenant’s Primary Duty. All agreements and covenants to be performed or observed by Tenant under this Lease shall be at Tenant’s sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money to be paid by Tenant or to perform any other act to be performed by Tenant under this Lease, Landlord shall have the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on behalf of Tenant in accordance with this Lease. All sums so paid by Landlord and all costs incurred or paid by Landlord shall be deemed additional rent hereunder and Tenant shall pay the same to Landlord on written demand, together with interest on all such sums and costs from the date of expenditure by Landlord to the date of repayment by Tenant at the rate of ten percent (10%) per annum.

10.6 Abandoned Property. If Tenant abandons the Premises, or is dispossessed by process of law or otherwise, all alterations, additions, fixtures and improvements made by Tenant and left in the Premises, and all movable furniture, equipment, trade fixtures or personal property belonging to Tenant and left in the Premises, shall be deemed to be abandoned. Landlord may retain the same, or at the option of Landlord, sell or otherwise dispose of the same in any commercially reasonable manner.

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10.7 Landlord Default. If Landlord defaults under this Lease, Tenant shall give written notice to Landlord specifying such default with particularity, and Landlord shall have thirty (30) days after receipt of such notice within which to cure such default. In the event of any default by Landlord, Tenant’s exclusive remedy shall be an action for damages. Notwithstanding any other provision of this Lease, Landlord shall not have any personal liability under this Lease.

10.8 Landlord’s Right to Terminate. Notwithstanding any other provision of this Lease, Landlord or the Government may terminate this Lease, in whole or in part, and without cost to the Government, if there has been a determination by either (i) the Director of NASA Ames Research Center, (ii) the Assistant Administrator for Infrastructure and Administration, or (iii) the Director of the Facilities Engineering and Real Property Division that the interests of the national space program, the national defense or public welfare require termination of this Lease, and Landlord or the Government delivers to Tenant at least thirty (30) days prior written notice of such determination. In the event termination of this Lease under this section 10.8, the Government shall make a pro rata adjustment of any advance rent paid by Tenant.

ARTICLE 11

Damage or Destruction

11.1 Restoration. If a fire or other casualty occurs on the Premises during the Term, Tenant shall promptly undertake to determine the extent of the same and the estimated cost and time to perform repairs, restoration, replacement or alterations of the applicable portions of the Premises in accordance with the provisions of this Lease. Tenant shall notify Landlord of Tenant’s estimation of such cost and time as soon as reasonably practicable, but in no event later than sixty (60) days after the occurrence of the fire or other casualty. If the Premises, or any part thereof, is damaged by fire or other casualty during the Term and this Lease is not terminated pursuant to section 11.2, Tenant shall repair such damage and restore the Premises (including, if Tenant desires, as determined at Tenant’s sole discretion, any alterations, additions, fixtures or improvements made by Tenant) to substantially the same condition in which the Premises existed before the occurrence of such fire or other casualty and this Lease shall, subject to this section 11.1, remain in full force and effect. Tenant shall not be required to repair or replace any or all of Tenant’s movable furniture, equipment, trade fixtures and personal property. If such fire or other casualty damages the Premises or common areas of the Property necessary for Tenant’s use and occupancy of the Premises and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant’s agents, employees, contractors, licensees or invitees, then, during the period the Premises is rendered unusable by such damage, Tenant shall be entitled to a reduction in Base Rent in the proportion that the area of the Premises rendered unusable by such damage bears to the total area of the Premises. Landlord shall not be obligated to repair any damage to, or to make any replacement of, the Premises or any part thereof, or any of Tenant’s movable furniture, equipment, trade fixtures or personal property in the Premises. If there are proceeds of insurance in excess of that required to repair or replace the Premises as required by this section 11.1, upon receipt by Landlord of satisfactory evidence that the repair work required under this section 11.1 has been fully completed and paid for and that the last day for filing any mechanic’s or materialmen’s liens has passed without the filing of any, or if filed, any such lien has been released, any remaining amount of such proceeds of insurance shall be paid to Landlord and Tenant, as their respective interests may appear. If a fire or other casualty occurs, there is a substantial possibility that immediate emergency repairs will be required to

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eliminate defective or dangerous conditions and to comply with Applicable Laws or Environmental Law pending settlement of insurance claims and prior to procuring bids for performance of repair work. Notwithstanding any provision of this Article 11 to the contrary, Tenant shall promptly undertake such emergency repair work after a fire or other casualty as is necessary or appropriate under the circumstances to eliminate defective or dangerous conditions and to comply with Applicable Laws or Environmental Law.

11.2 Termination of Lease. If the Premises, or any part thereof, is damaged by fire or other casualty during the Term and (a) such fire or other casualty occurs during the last twelve (12) months of the Term and the repair and restoration work to be performed by Tenant in accordance with section 11.1 cannot, as reasonably estimated by Tenant, be completed within two (2) months after the occurrence of such fire or other casualty, or (b) the cost of the repair and restoration work to be performed by Tenant in accordance with section 11.1: (i) exceeds either two hundred fifty thousand dollars ($250,000) of insured loss or fifty thousand dollars ($50,000) of uninsured loss (including any applicable deductibles), (ii) exceeds the amount of insurance proceeds received by or payable to Tenant in connection with such fire or other casualty, or (iii) will take longer than one hundred twenty (120) days to repair as reasonably determined by Tenant, then, in any such event, Tenant shall have the right, by giving written notice to Landlord within sixty (60) days after the occurrence of such fire or other casualty, to terminate this Lease as of the date of such notice, provided that, in the event of such termination, and if requested to do so by Landlord in writing, Tenant shall assign to Landlord the right to receive all proceeds of the insurance maintained by Tenant pursuant to section 8.2(d), excluding any proceeds relating to any alterations or improvements paid for by Tenant and any of Tenant’s equipment, trade fixtures and other personal property. If Tenant does not exercise the right to terminate this Lease in accordance with this section 11.2, Tenant shall repair such damage and restore the Premises in accordance with section 11.1 and this Lease shall, subject to section 11.1, remain in full force and effect.

ARTICLE 12

Eminent Domain

12.1 Condemnation. Landlord shall have the right to terminate this Lease if any part of the Premises or any substantial part of the Property (whether or not it includes the Building or the Premises) is taken by exercise of the power of eminent domain before the Commencement Date or during the Term. Tenant shall have the right to terminate this Lease if a substantial portion of the Premises is taken by exercise of the power of eminent domain before the Commencement Date or during the Term and the remaining portion of the Premises is not reasonably suitable for Tenant’s purposes. In each such case, Landlord or Tenant shall exercise such termination right by giving written notice to the other within thirty (30) days after the date of such taking. If either Landlord or Tenant exercises such right to terminate this Lease in accordance with this section 12.1, this Lease shall terminate as of the date of such taking. If neither Landlord nor Tenant exercises such right to terminate this Lease in accordance with this section 12.1, this Lease shall terminate as to the portion of the Premises so taken as of the date of such taking and shall remain in full force and effect as to the portion of the Premises not so taken, and the Base Rent shall be reduced as of the date of such taking in the proportion that the area of the Premises so taken bears to the total area of the Premises. If all of the Premises are taken by exercise of the power of eminent domain before the Commencement Date or during the Term, this Lease shall terminate as of the date of such taking.

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12.2 Award. If all or any part of the Premises is taken by exercise of the power of eminent domain, all awards, compensation, damages, income, rent and interest payable in connection with such taking shall, except as expressly set forth in this section 12.2, be paid to and become the property of Landlord, and Tenant hereby assigns to Landlord all of the foregoing. Without limiting the generality of the foregoing, Tenant shall have no claim against Landlord or the entity exercising the power of eminent domain for the value of the leasehold estate created by this Lease or any unexpired Term. Tenant shall have the right to claim and receive directly from the entity exercising the power of eminent domain only the share of any award determined to be owing to Tenant for the taking of improvements installed in the portion of the Premises so taken by Tenant at Tenant’s sole cost and expense based on the unamortized cost actually paid by Tenant for such improvements, for the taking of Tenant’s movable furniture, equipment, trade fixtures and personal property, for loss of goodwill, for interference with or interruption of Tenant’s business, or for removal and relocation expenses.

12.3 Temporary Use. Notwithstanding sections 12.1 and 12.2 to the contrary, if the use of all or any part of the Premises is taken by exercise of the power of eminent domain during the Term on a temporary basis for a period less than the Term remaining after such taking, this Lease shall continue in full force and effect, Tenant shall continue to pay all of the rent and to perform all of the covenants of Tenant in accordance with this Lease, to the extent reasonably practicable under the circumstances, and the condemnation proceeds in respect of such temporary taking shall be paid to Tenant.

12.4 Definition of Taking. As used herein, a “taking” means the acquisition of all or part of the Property for a public use by exercise of the power of eminent domain or voluntary conveyance in lieu thereof and the taking shall be considered to occur as of the earlier of the date on which possession of the Property (or part so taken) by the entity exercising the power of eminent domain is authorized as stated in an order for possession or the date on which title to the Property (or part so taken) vests in the entity exercising the power of eminent domain.

ARTICLE 13

Subordination and Sale

13.1 Subordination. This Lease shall be subject and subordinate at all times to the lien of all mortgages, deeds of trust, easements, rights of way and other matters affecting title to the Property (whether or not of record) which may now exist or hereafter be placed on or against the Property or on or against Landlord’s interest or estate therein, all without the necessity of having further instruments executed by Tenant to effect such subordination. Notwithstanding the foregoing, in the event of a foreclosure of any such mortgage or deed of trust or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease shall not be terminated or extinguished, nor shall the rights and possession of Tenant hereunder be disturbed, if no Event of Default then exists under this Lease, and Tenant shall attorn to the person who acquires Landlord’s interest hereunder through any such mortgage or deed of trust. Tenant agrees to execute, acknowledge and deliver upon demand such further instruments evidencing such subordination of this Lease to the lien of all such mortgages and deeds of trust as may reasonably be required by Landlord.

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13.2 Sale of the Property. If the original Landlord hereunder, or any successor owner of the Property, sells or conveys the Property, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing after such sale or conveyance shall terminate and the original Landlord, or such successor owner, shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

13.3 Estoppel Certificate. At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, execute, acknowledge and deliver to Landlord a certificate certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and stating the date and nature of each modification); (b) the Commencement Date and the Expiration Date determined in accordance with Article 2 and the date, if any, to which all rent and other sums payable hereunder have been paid; (c) that no notice has been received by Tenant of any default by Tenant hereunder which has not been cured, except as to defaults specified in such certificate; (d) that Landlord is not in default under this Lease, except as to defaults specified in such certificate; and (e) such other matters as may be reasonably requested by Landlord or any actual or prospective purchaser or mortgage lender. Any such certificate may be relied upon by Landlord and any actual or prospective purchaser or mortgage lender of the Property or any part thereof. At any time and from time to time, Tenant shall, within ten (10) days after written request by Landlord, deliver to Landlord copies of all current financial statements (including a balance sheet, an income statement, and an accumulated retained earnings statement), annual reports, and other financial and operating information and data of Tenant prepared by Tenant in the course of Tenant’s business. Unless available to the public, Landlord shall disclose such financial statements, annual reports and other information or data only to actual or prospective purchasers or mortgage lenders of the Property or any part thereof, and otherwise keep them confidential unless other disclosure is required by law.

ARTICLE 14

Notices

14.1 Method. Except as otherwise specifically provided in this Lease, all requests, approvals, consents, notices and other communications under this Lease shall be properly given only if made in writing and either deposited in the United States mail, postage prepaid, certified with return receipt requested, or delivered by hand (which may be through a messenger or recognized delivery, courier or air express service), or sent via facsimile or electronic mail, and addressed to the applicable party as specified in the Basic Lease Information (or to such other personnel or place as a party may from time to time designate in a written notice to the other party). Such requests, approvals, consents, notices and other communications shall be effective on the date: of receipt (evidenced by the certified mail receipt) if delivered by United States mail; of hand delivery if hand delivered; or of transmission as evidenced by a machine – generated receipt or proof of transmission if sent via facsimile or electronic mail. If any such request, approval, consent, notice or other communication is not received or cannot be delivered due to a change in the address of the receiving party of which notice was not previously given to

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the sending party or due to a refusal to accept by the receiving party, such request, approval, consent, notice or other communication shall be effective on the date delivery is attempted. Any request, approval, consent, notice or other communication under this Lease may be given on behalf of a party by the attorney for such party.

14.2 Close Calls and Mishaps.

(a) For purposes of this Lease, the following terms shall have the following meanings (i) “Close Call” shall mean an occurrence or a condition of employee concern in which there is no injury, or only minor injury requiring first aid, or damage to property or equipment of less than one thousand dollars ($1,000), but which possesses a potential to cause a Mishap (as defined below); and (ii) “Mishap” shall mean an unplanned event on or about the Property and arising from the acts or omissions of Tenant or its employees, agents, contractors or invitees that results in at least one (1) of the following: (1) injury to any person; (2) damage to public or private property (including foreign property); (3) occupational injury or occupational illness to any person; or (4) failure of a NASA mission. If, in Tenant’s discretion, Tenant believes that a Close Call or Mishap may become highly visible outside of Tenant’s organization (such as by the media or a governmental agency), then Tenant shall promptly notify Landlord by telephoning the NASA Ames Safety, Health and Medical Services Division at 650 – 604 – 5602.

(b) In addition, if a Mishap involves the death of an employee, or the hospitalization for inpatient care of three (3) or more employees, then as soon as possible after the Mishap but in no event more than eight (8) hours after Tenant has knowledge of any such Mishap, Tenant shall notify both the Occupational Safety and Health Administration (“OSHA”) by telephoning the area office nearest the site of the Mishap or OSHA’s toll-free number, 800 – 321 – 6742 and the NASA Ames Safety, Health and Medical Services Division at 650 – 604 – 5602. If Tenant obtains knowledge of a fatality or hospitalization of three (3) or more employees after the eight (8) hour period described above, Tenant shall notify the foregoing offices as soon as possible but within thirty (30) days of the Mishap.

(c) The Director of NASA Ames Research Center reserves the right to investigate any Mishap in accordance with Landlord’s policies and procedures.

ARTICLE 15

Miscellaneous

15.1 General. The words “Landlord” and “Tenant” as used herein shall include the plural as well as the singular. The words “include.” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. This Lease shall benefit and bind Landlord and Tenant and the permitted personal representatives, heirs, successors and assigns of Landlord and Tenant. If any provision of this Lease is determined to be illegal or unenforceable, such determination shall not affect any other provision of this Lease and all such other provisions shall remain in full force and effect. Tenant shall not record this Lease or any memorandum or short form of it.

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15.2 No Waiver. The waiver by Landlord or Tenant of any breach of any covenant in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other covenant in this Lease, nor shall any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of rent hereunder by Landlord or the payment of rent by Tenant shall not waive any preceding breach by Tenant of any covenant in this Lease, nor cure any Event of Default, nor waive any forfeiture of this Lease or unlawful detainer action, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord’s or Tenant’s knowledge of such preceding breach at the time of acceptance or payment of such rent.

15.3 Exhibits. The exhibits and any other attachments specified in the Basic Lease Information are attached to and made a part of this Lease.

15.4 Broker(s). Tenant warrants and represents to Landlord that Tenant has negotiated this Lease directly with Landlord and has not authorized or employed, or acted by implication to authorize or to employ, any other real estate broker to act for Tenant in connection with this Lease.

15.5 Waivers of Jury Trial and Certain Damages. Landlord and Tenant each hereby expressly, irrevocably, fully and forever releases, waives and relinquishes any and all right to trial by jury and any and all right to receive punitive, exemplary and consequential damages from the other (or any past, present or future member, trustee, director, officer, employee, agent, representative, or advisor of the other) in any claim, demand, action, suit, proceeding or cause of action in which Landlord and Tenant are parties, which in any way (directly or indirectly) arises out of, results from or relates to any of the following, in each case whether now existing or hereafter arising and whether based on contract or tort or any other legal basis: This Lease; any past, present or future act, omission, conduct or activity with respect to this Lease; any transaction, event or occurrence contemplated by this Lease; the performance of any obligation or the exercise of any right under this Lease; or the enforcement of this Lease. Landlord and Tenant reserve the right to recover actual or compensatory damages, with interest, attorneys’ fees, costs and expenses as provided in this Lease, for any breach of this Lease.

15.6 Entire Agreement. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, offers, agreements and understandings, oral or written, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease, the Premises or the Property. There are no commitments, representations or assurances between Landlord and Tenant or between any real estate broker and Tenant other than those expressly set forth in this Lease and all reliance with respect to any commitments, representations or assurances is solely upon commitments, representations and assurances expressly set forth in this Lease. This Lease may not be amended or modified in any respect whatsoever except by an agreement in writing signed by Landlord and Tenant.

15.7 Governing Law. Except to the extent the same may be in conflict with the laws of the United States, the laws of the State of California shall govern the validity, construction and effect of this Lease. In instances where the laws of the United States refer to the laws of the state applicable to a transaction, such reference shall be made to the laws of the State of California, including California Civil Code §§1542, 1951.2 and 1951.4.

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15.8 Confidentiality. Tenant shall hold all Confidential Information (as defined below) in strict confidence and, except as specifically set forth in this section 15.8 or to the extent as may be required by an order of a court of competent jurisdiction, shall not disclose, or permit the disclosure of, any Confidential Information to any third person without the prior written approval of Landlord, which approval may be given or withheld in Landlord’s sole and absolute discretion. Tenant may disclose Confidential Information to its officers, directors, shareholders, partners, members, managers, employees, contractors, legal counsel, accountants, lenders or financial advisers with a need to have access to such information and who have signed confidentiality agreements or are otherwise bound by confidentiality obligations at least as restrictive as those contained herein. Tenant shall immediately notify Landlord upon receipt of any request or demand from any third person for any Confidential Information or the discovery of any loss or unauthorized disclosure of the Confidential Information, and Tenant shall cooperate with Landlord to permit Landlord to exhaust all challenges to the disclosure of Confidential Information (including, without limitation, seeking to quash a subpoena or seeking a protective order). Tenant acknowledges that the Confidential Information is not necessarily in the public domain by virtue of the fact that Landlord is a Federal agency, and Tenant nevertheless agrees to be bound by the provisions of this section 15.8. As used in this Lease, the phrase “Confidential Information” shall mean this Lease, any of its terms or conditions, and all other information or other matter learned, used, furnished, disclosed or generated (or hereafter learned, used, furnished, disclosed or generated) by either party pursuant to this Lease or during the negotiations leading to this Lease, provided that nothing contained in this Section 15.8 shall prohibit Tenant from publicly disclosing this Lease to the extent required by applicable securities or other laws, provided that nothing contained in this Section 15.8 shall prohibit Tenant from publicly disclosing this Lease to the extent required by applicable securities or other laws.

15.9 Anti – Deficiency Act. Landlord’s ability to perform its obligations under this Lease is subject to the availability of appropriated funds. Nothing in this Lease commits the United States Congress to appropriate funds for the purposes stated herein (pursuant to the Anti-Deficiency Act, 31 U.S.C. §1341).

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date specified in the Basic Lease Information.

Tenant:		Landlord:

BLOOM ENERGY CORPORATION, a Delaware corporation		NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States

By	/s/ William H. Kurtz	By	/s/ S. Pete Worden
	William H. Kurtz		S. Pete Worden
	Chief Financial Officer		Director, Ames Research Center

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EXHIBIT A

Site Plan; Plan Outlining the Building 543 Premises

This site plan is used solely for the purpose of identifying the approximate location and size of the Premises, including the approximate location and size of the Building 543 Premises and the Restricted Area. Building sizes, site dimensions, access, common and parking areas, and existing tenants and locations are subject to change at Landlord’s discretion.

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EXHIBIT A-l

Plans Outlining the Building 154 Premises

These site plans or floor plans are used solely for the purpose of identifying the approximate location and size of the Building 154 Premises. Building sizes, site dimensions, access, common and parking areas, and existing tenants and locations are subject to change at Landlord’s discretion.

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EXHIBIT B

Description of the TI Work

Painting

Replace carpets

New furniture and cabinets in break room

Install IT network system (Cisco switches and routers)

Install badge readers on external doors that will be tied into the Ames Security system

Install separate water meter

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EXHIBIT C

Support Agreement

[Consists of three pages immediately following this page]

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FIRST AMENDMENT TO NASA AMES RESEARCH

CENTER ENHANCED USE LEASE

This First Amendment to NASA Ames Research Center Enhanced Use Lease (the “Amendment”) is made as of November 1, 2012 (the “Effective Date”), by and between the NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States, acting by and through Ames Research Center located at Moffett Field, California (“Landlord”), and BLOOM ENERGY CORPORATION, a Delaware corporation (“Tenant”), with reference to the following facts:

A. Landlord and Tenant entered into that certain NASA Ames Research Center Enhanced Use Lease, dated as of December 5, 2011 (SAA2 - 402658) (the “Lease”). Each capitalized term used in this Amendment, but not defined herein, shall have the meaning ascribed to it in the Lease.

B. Tenant desires to construct a building (containing approximately 3,375 square feet of space) (such building, together with all other work related thereto as shown on the construction drawings for such building, is referred to collectively herein as the “Additional Building”) on the real property included within the Building 543 Premises. Landlord is willing to allow Tenant to construct the Additional Building on the terms and conditions of this Amendment.

C. Landlord has informed Tenant that new agency guidance is being promulgated regarding the disposal of hazardous waste generated by tenants. The parties desire to revise the Lease to conform to such guidance.

NOW, THEREFORE, the parties agree as follows:

1. Construction of the Additional Building.

(a) Pursuant to section 7.1 of the Lease, Landlord hereby consents to Tenant’s construction of the Additional Building subject to the following conditions precedent, which must be satisfied or waived in writing by Landlord before construction of the Additional Building (or any work in connection therewith) can begin: (1) Landlord shall have approved a complete set of construction drawings for the Additional Building as required by section 7.1 of the Lease (including all other information required pursuant to section 7.1 of the Lease); (2) Tenant shall have paid to Landlord all fees and other amounts due to Landlord (if any) under the Lease, including the fee to issue the Permit (as defined below); and (3) Landlord’s Chief Building Official shall have issued to Tenant a construction permit for the Additional Building and to install a temporary construction trailer on the Building 543 Premises as more particularly described in section 1(j) of this Amendment (the “Permit”).

(b) Tenant shall: (i) commence construction of the Additional Building promptly after the date on which the Permit is issued to Tenant (the “Permit Issue Date”); (ii) diligently prosecute the same to completion; (iii) comply with all Applicable Laws; (iv) obtain all necessary permits and approvals other than the Permit; and (v) use its reasonable efforts to

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complete the Additional Building as quickly as possible thereafter, which is expected to occur during the Construction Period (as defined below). During the Construction Period, Landlord has agreed to reduce the monthly Base Rent applicable to the Additional Building as set forth on the amended Basic Lease Information attached to this Amendment as Exhibit 1. If the Additional Building is not completed during the Construction Period, Tenant may continue to perform such work thereafter; provided, however, Tenant shall pay the full monthly Base Rent with respect to the Premises. As used in this Amendment, the phrase “Construction Period” means the period of time beginning on the Effective Date and ending on the earlier of: (1) the date on which NASA’s Fire Marshal completes a final inspection of the Additional Building and determines that the Additional Building is substantially complete; or (2) ninety (90) days following the Permit Issue Date.

(c) Tenant does not intend to obtain secured financing in connection with the construction, use or occupancy of the Additional Building. Tenant understands and agrees that Landlord will not subordinate fee title to any financing.

(d) At all times while work on the Additional Building is being performed, and in addition to the insurance coverage required under the Lease, Tenant shall maintain comprehensive “all risk” or “special form” builder’s risk insurance, including vandalism and malicious mischief. Such builder’s risk insurance shall cover all portions of the Additional Building, all materials and equipment stored at the Premises or the Property by Tenant or its agents, employees, contractors, invitees or licensees (collectively, “Tenant’s Related Entities”), and all materials and equipment that are in the process of fabrication at the premises of any third party or that have been placed in due course of transit to the Premises when such fabrication or transit is at the risk of, or when title to or an insurable interest in such materials or equipment, has passed to Tenant or Tenant’s Related Entities (excluding any tools and equipment, and property owned by the employees of Tenant’s Related Entities). Such builder’s risk insurance shall be written on a completed value basis in an amount not less than the full estimated replacement cost of the Additional Building.

(e) Tenant shall perform all work in accordance with all Applicable Laws, the recommendations of Tenant’s geotechnical, environmental, engineering and other construction consultants, and in a good and workmanlike manner using materials of a quality consistent with the nature of the other improvements on the Premises. Tenant shall not construct any buildings or other structures outside the boundaries of the Premises or on, over or above any utilities of Landlord within or crossing the Premises. Tenant shall not use any portion of the Property other than the Premises in connection with the construction of the Additional Building.

(f) Tenant shall prepare and maintain on the Premises (i) on a current basis during the construction of the Additional Building, annotated construction drawings showing clearly all substantive changes, revisions and substitutions during such period of construction, and (ii) upon the substantial completion of the Additional Building, as - built drawings showing clearly all changes, revisions and substitutions during the period of construction, including minor field changes and the final location of all mechanical equipment, utility lines, ducts, outlets, structural members, walls, partitions and other significant features of the work.

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(g) All rights of Landlord to review, comment upon, approve, inspect or take any other action with respect to the Premises, the Additional Building or the design or construction thereof are specifically for the benefit of Landlord and no other party. No review, comment, approval or inspection, required or permitted by, of, or to Landlord hereunder shall give or be deemed to give Landlord any liability, responsibility or obligation for, in connection with, or with respect to, the design, demolition, construction, maintenance, repair, preservation, rehabilitation, reconstruction, restoration or operation of the Premises or the Additional Building, or the removal and/or remediation of any Hazardous Materials on, in or from the Premises, nor shall any such approval or inspection be deemed to relieve Tenant of the sole obligation and responsibility for the design, construction, maintenance, repair, preservation, rehabilitation, reconstruction, restoration, and operation of the Premises (including the Additional Building) and the removal and/or remediation of Hazardous Materials. Similarly, no inspection performed or not performed by Landlord under this Lease shall: (i) give or be deemed to give Landlord any responsibility or liability with respect to the thing inspected, the work or the prosecution thereof, or the design or construction of the work or any part thereof; (ii) constitute or be deemed to constitute a waiver of any of Tenant’s obligations or Tenant’s rights hereunder; or (iii) be construed as approval or acceptance of the thing inspected or the prosecution thereof, or the design or construction of the work or any part thereof.

(h) Tenant shall have no power to do any act or to make any contract that may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion, fee interest or other estate of Landlord or of any interest of Landlord in the Premises. Tenant shall notify all of its contractors that Tenant does not own fee title to the Premises (or any other portion of the Property), and such contractors shall be instructed to record any preliminary notice or other document related to any mechanic’s or materialmen’s liens against only Tenant’s leasehold interest in the Premises and not against fee title to the Property. At least ten (10) days before the date on which construction begins or materials are delivered, Tenant shall give written notice to Landlord of such date of commencement of construction or of the delivery of materials, as the case may be. Landlord shall then have the right to post and maintain on the Premises and other portions of the Property any notices that are required to protect Landlord and Landlord’s interest in the Property from any liens for work and labor performed or materials furnished in completing the Additional Building. Nothing in this Amendment or the Lease shall be deemed to be, or be construed in any way as constituting, the consent of or request by Landlord, expressed or implied, by inference or otherwise, to any person, firm or corporation, for the performance of any labor or the furnishing of any materials for any construction, repairs, maintenance, replacement, alterations or redevelopment of or to the Premises or any part thereof, or as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that might in any way give rise to the right to file any lien against Landlord’s interest in the Premises.

(i) Tenant shall not suffer or permit any liens to stand against the Property or any part thereof by reason of any work, labor, services or materials done for, or supplied to, or claimed to have been done for or supplied to Tenant. Tenant shall keep the Property free and clear of any and all mechanics’, materialmen’s and other liens for work done, services performed, materials supplied or appliances used or furnished in or about the Premises in connection with any activities of Tenant on or about the Premises. If any such lien shall at any

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time be filed, Tenant shall cause the same to be discharged of record within thirty (30) days prior to the date any such lien may be foreclosed upon. If Tenant fails to discharge or contest such lien within such period and such failure shall continue for a period of fifteen (15) days after notice by Landlord, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, procure the discharge of the same either by paying the amount claimed to be due, by deposit in court, or by bonding. All amounts paid or deposited by Landlord for any of the aforesaid purposes, and all other expenses of Landlord and all necessary disbursements in connection therewith, in defending any such action or in procuring the discharge of such lien, shall become due and payable by Tenant to Landlord promptly upon written demand therefor.

(j) Provided that the Permit is issued to Tenant, Landlord hereby gives Tenant permission: (i) to use the Building 543 Premises during the Construction Period as a materials storage and staging area to construct the Additional Building; and (ii) to install on the Building 543 Premises a temporary construction trailer in connection with the construction of the Additional Building. Tenant shall remove the temporary construction trailer from the Property no later than the date which is thirty (30) days after NASA’s Fire Marshal completes a final inspection of the Additional Building and determines that the Additional Building is substantially complete.

(k) Tenant shall construct the Additional Building by engaging contractors that pay the prevailing wages in the area.

(l) Upon the expiration or earlier termination of the Lease, Tenant shall demolish and remove from the Property the Additional Building and all other improvements now or hereafter constructed in connection therewith (including, without limitation, the slab, foundation and other improvements on or under the ground surface) (collectively, the “Removal Work”). Tenant agrees that if Tenant fails to complete the Removal Work, and Landlord incurs any costs in connection therewith, Landlord may apply the Security Deposit to cover such costs.

2. Amendments of the Lease. As of the Effective Date, the parties hereby agree to amend the Lease as follows:

(a) The Basic Lease Information attached to the Lease is hereby deleted and replaced in its entirety with the Basic Lease Information attached to this Amendment as Exhibit 1. Among other things, the amended Basic Lease Information sets forth the monthly Base Rent to be paid during construction of the Additional Building and after its completion.

(b) The site plan depicting the Building 543 Premises attached to the Lease as Exhibit A is hereby deleted and replaced with the site depicting the Building 543 Premises (including the proposed location of the Additional Building) attached to this Amendment as Exhibit 2.

(c) The Support Agreement attached to the Lease as Exhibit C is hereby deleted and replaced with the Support Agreement attached to this Amendment as Exhibit 3.

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(d) Section 4.3 of the Lease is hereby deleted and restated in its entirety as follows:

“4.3 Environmental Requirements. Tenant understands that the Property is underlain by a plume of contaminated groundwater that comprises two Superfund sites: the former Naval Air Station Moffett Field; and the Middlefield-Ellis-Whisman site. Tenant understands that the groundwater is contaminated with solvents and petroleum hydrocarbons. Tenant hereby acknowledges receipt of the environmental reports listed on attached Exhibit D. Tenant hereby agrees that: (a) Tenant shall not conduct, or permit to be conducted, on the Premises any activity which is not a Permitted Activity; (b) Tenant shall not use, store or otherwise handle, or permit any use, storage or other handling of, any Hazardous Material which is not a Permitted Material on or about the Premises; (c) Tenant shall obtain and maintain in effect all permits and licenses required pursuant to any Environmental Law for Tenant’s activities on the Premises, and Tenant shall at all times comply with all applicable Environmental Law; (d) Tenant shall not engage in the storage, treatment or disposal on or about the Premises of any Hazardous Material except for any temporary accumulation of waste generated in the course of Permitted Activities; (e) Tenant shall not install any aboveground or underground storage tank or any subsurface lines for the storage or transfer of any Hazardous Material, except in accordance with Environmental Law, and Tenant shall store all Hazardous Materials in a manner that protects the Premises, the Buildings, the Property and the environment from accidental spills and releases; (f) Tenant shall not cause any (and shall not allow any third party other than Landlord on the Premises during the Term to) release of any Hazardous Material or any condition of pollution or nuisance on or about the Premises, whether affecting surface water or groundwater, air, the land or the subsurface environment; (g) Tenant shall promptly remove from the Premises any Hazardous Material introduced, or permitted to be introduced, onto the Premises by Tenant which is not a Permitted Material and, on or before the date Tenant ceases to occupy the Premises, Tenant shall remove from the Premises all Hazardous Materials and all Permitted Materials handled by or permitted on the Premises by Tenant; (h) if any release of a Hazardous Material to the environment, or any condition of pollution or nuisance, occurs on or about or beneath the Premises or either Building as a result of any act of Tenant or its agents, employees, contractors, invitees or licensees, Tenant, at Tenant’s sole cost and expense, shall promptly undertake all remedial measures required to clean up and abate or otherwise respond to the release, pollution or nuisance in accordance with all applicable Environmental Law; and (i) Tenant shall obtain its own identification number from the United States Environmental Protection Agency (and all applicable state and local agencies) and shall store, handle, transport and dispose of all hazardous waste generated by Tenant

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on or about the Premises in accordance with all applicable Environmental Law. Landlord and Landlord’s representatives shall have the right, but not the obligation, to enter the Premises at any reasonable time for the purpose of inspecting the storage, use and handling of any Hazardous Material on the Premises in order to determine Tenant’s compliance with the requirements of this Lease and applicable Environmental Law. If Landlord gives written notice to Tenant that Tenant’s use, storage or handling of any Hazardous Material on the Premises may not comply with this Lease or applicable Environmental Law, Tenant shall correct any such violation within five (5) days after Tenant’s receipt of such notice from Landlord to the extent required by Environmental Laws. Tenant shall indemnify and defend Landlord against and hold Landlord harmless from all claims, demands, actions, judgments, liabilities, costs, expenses, losses, damages, penalties, fines and obligations of any nature (including reasonable attorneys’ fees and disbursements incurred in the investigation, defense or settlement of claims) that Landlord may incur as a result of, or in connection with, claims arising from the presence, use, storage, transportation, treatment, disposal, release or other handling, on or about or beneath the Premises, of any Hazardous Material existing on or about or beneath the Premises caused by Tenant or its agents, employees, contractors, invitees or licensees (collectively ‘Tenant Contamination’). Landlord hereby agrees to release Tenant from, and shall not charge Tenant for, any liabilities, costs, expenses, losses, damages, penalties, fines or obligations of any nature as a result of, or in connection with any Hazardous Materials existing at the Property that are not Tenant Contamination, except to the extent that Tenant or its employees, agents, contractors or invitees exacerbates or causes a release of any such existing Hazardous Materials. Except for the storage, handling, transportation (including execution of manifests) and disposal of hazardous waste generated by Tenant on or about the Premises, Tenant’s activities that comply with the permitted use of the Premises set forth in the Basic Lease Information will be included in NASA’s sitewide permits and plans, as applicable, such as the Spill Prevention Control and Countermeasures Plan, the Storm Water Pollution Prevention Plan, the above ground storage tank statement, the Sunnyvale Industrial Waste Water permit, the Environmental Resources Document, and the Integrated Natural Resources Management Plan. Coverage in these and other sitewide plans is included in the cost of ISP Services (as defined in section 6.1). Tenant shall promptly supply information to the NASA Environmental Office (Code JQ) that is needed to complete these documents, and comply with the conditions of these permits. Tenant, at its sole cost, is responsible for obtaining an identification number from the United States Environmental Protection Agency, and obtaining hazardous materials storage permits and air permits required by Environmental Law for Tenant’s use of the Premises. The liability of Tenant under this section 4.3 shall survive the termination of this Lease with respect to acts or omissions that occur before such termination.”

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(e) Section 8.2(d) of the Lease is hereby amended by adding the following sentence immediately before the last section of section 8.2(d):

“The Full Insurable Replacement Value of the Additional Building initially shall be four hundred fifty thousand dollars ($450,000.00).”

3. No Other Amendment; Conflicts. Except as set forth in this Amendment, the provisions of the Lease remain in full force. If the provisions of this Amendment conflict with the provisions of the Lease, then the provisions of this Amendment shall prevail.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the Effective Date.

Tenant:		Landlord:

BLOOM ENERGY CORPORATION, a Delaware corporation		NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States

By	/s/ William H. Kurtz	By	/s/ S. Pete Worden
	William H. Kurtz Chief Financial Officer		S. Pete Worden Director, Ames Research Center

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EXHIBIT 1 TO FIRST AMENDMENT

NASA AMES RESEARCH CENTER

ENHANCED USE LEASE

Amended Basic Lease Information

Date: November 1, 2012.

Landlord: NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States, Ames Research Center located at Moffett Field, California.

Tenant: BLOOM ENERGY CORPORATION, a Delaware corporation.

Premises (section 1.1): (a) The parcel of real property outlined in Exhibit A, containing approximately 73,939 square feet (more or less) of land area, including Building 543 (containing approximately 9,166 square feet (more or less) of building space (“Building 543”)) and all other improvements owned by Landlord thereon (collectively, the “Building 543 Premises”); and (b) all of the space in Building 154 (“Building 154”) outlined in Exhibit A-1, containing approximately 14,359 square feet (more or less) of building area (the “Building 154 Premises”). The Building 543 Premises and the Building 154 Premises are located at NASA Ames Research Center, Moffett Field, California. A site plan showing the locations of the Building 543 Premises and the Building 154 Premises is attached hereto as Exhibit A. Tenant intends to construct an additional building on the Building 543 Premises (the “Additional Building”) in the location depicted on such site plan. Building 543, the Additional Building and Building 154 are individually referred to herein as a “Building” and are collectively referred to herein as the “Buildings.”

Property (section 1.1): The land, the buildings and other improvements known as NASA Ames Research Center, Moffett Field, California 94035-1000.

Term (section 2.1): Approximately three (3) years.

Commencement Date (section 2.1): December 16, 2011.

Expiration Date (section 2.1): December 31, 2014.

Monthly Base Rent (dollars per month) (section 3.1): $42,351.61; provided, however, during the period beginning on November 1, 2012 and ending on January 30, 2013 during which Tenant intends to construct the Additional Building, the monthly Base Rent for the Premises shall be reduced to $41,643.86.

Security Deposit (section 3.3): $40,500.00.

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Rent Payment Address (section 3.7):	NASA Shared Service Center (NSSC)- FMD Accounts Receivable Attn: For the Accounts of Ames Research Center (Agreement #SAA2-402658) Bldg. 1111, C Road Stennis Space Center, MS 39529

Permitted Use of the Premises (section 4.1): Bloom Energy will use and occupy the Building 543 Premises solely for research and development, and testing, including as its research laboratory and to test its products. Bloom Energy will use and occupy the Building 154 Premises solely for office purposes; provided, however, Bloom Energy may use rooms 124, 125, 126, 128, 129 and 130 for minor assembly of wiring harnesses and piping.

Landlord’s Address (section 14.1):	NASA Ames Research Center Ms. Mejghan K. Haider, Mail Stop 204 – 2 Bldg. 204, Rm 215 P.O. Box 1 Moffett Field, CA 94035-0001

Tenant’s Address (section 14.1):	Bloom Energy Corporation 1252 Orleans Drive Sunnyvale, CA 94089 Attn: Mr. William H. Kurtz

Exhibit A – Site Plan; Plan Outlining the Building 543 Premises

Exhibit A-1 – Plans Outlining the Building 154 Premises

Exhibit B – Description of the TI Work

Exhibit C – Support Agreement

Exhibit D – List of Environmental Reports

The foregoing Basic Lease Information is incorporated in and made a part of the Lease to which it is attached. If there is any conflict between the Basic Lease Information and the Lease, the Basic Lease Information shall control.

Tenant: BLOOM ENERGY CORPORATION, a Delaware corporation		Landlord: NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States

By	/s/ William H. Kurtz	By	/s/ S. Pete Worden
	William H. Kurtz Chief Financial Officer		S. Pete Worden Director, Ames Research Center

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EXHIBIT 2 TO FIRST AMENDMENT

Revised Site Plan; Plan Outlining the Building 543 Premises

(Supersedes Exhibit A to Lease)

This site plan is used solely for the purpose of identifying the approximate location and size of the Premises, including the approximate location and size of the Building 543 Premises and the Restricted Area. Building sizes, site dimensions, access, common and parking areas, and existing tenants and locations are subject to change at Landlord’s discretion.

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EXHIBIT 3 TO FIRST AMENDMENT

Revised Support Agreement

(Supersedes Exhibit C to Lease)

[Consists of three pages immediately following this page]

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SECOND AMENDMENT TO NASA AMES RESEARCH

CENTER ENHANCED USE LEASE

This Second Amendment to NASA Ames Research Center Enhanced Use Lease (the “Amendment”) is made as of August 25. 2014 (the “Effective Date”), by and between the NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States, acting by and through Ames Research Center located at Moffett Field, California (“Landlord”), and BLOOM ENERGY CORPORATION, a Delaware corporation (“Tenant”), with reference to the following facts:

A. Landlord and Tenant entered into that certain NASA Ames Research Center Enhanced Use Lease, dated as of December 5, 2011 (SAA2 - 402658) (the “Lease”) Each capitalized term used in this Amendment, but not defined herein, shall have the meaning ascribed to it in the Lease.

B. Tenant duly requested, and Landlord duly approved Tenant’s request to extend the Term as provided in section 2.1(b) of the Original Lease. Tenant has requested that Landlord agree to extend the term for two (2) years. Landlord is willing to extend the Term on the terms and conditions of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Amendments of the Lease. As of the Effective Date, the parties hereby agree to amend the Lease as follows:

(a) The Basic Lease Information attached to the Lease is hereby deleted and replaced in its entirety with the Basic Lease Information attached to this Amendment as Exhibit 1. Among other things, the amended Basic Lease Information reflects (1) the extension of the Term such that the Expiration Date is December 31, 2016. (2) the amount of monthly Gross Rent as of the Effective Date.

2. No Other Amendment; Conflicts. Except as set forth in this Amendment, the provisions of the Original Lease remain in full force. If the provisions of this Amendment conflict with the provisions of the Original Lease, then the provisions of this Amendment shall prevail.

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IN WITNESS WHEREOF. Landlord and Tenant have executed this Amendment as of the Effective Date.

Tenant: BLOOM ENERGY CORPORATION, a Delaware corporation		Landlord: NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States

By	/s/ William H. Kurtz	By	/s/ S. Pete Worden
	William H. Kurtz Chief Financial Officer		S. Pete Worden Director, Ames Research Center

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EXHIBIT 1 TO SECOND AMENDMENT

NASA AMES RESEARCH CENTER

ENHANCED USE LEASE

Amended Basic Lease Information

Date: August 25, 2014.

Landlord: NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States. Ames Research Center located at Moffett Field, California.

Tenant: BLOOM ENERGY CORPORATION, a Delaware corporation.

Premises (section 1.1): (a) The parcel of real property outlined in Exhibit A, containing approximately 73,939 square feet (more or less) of land area, including Building 543 (containing approximately 9,166 square feet (more or less) of building space (“Building 543”)) and all other improvements owned by Landlord thereon (collectively, the “Building 543 Premises”); and (b) all of the space in Building 154 (“Building 154”) outlined in Exhibit A-1, containing approximately 14,359 square feet (more or less) of building area (the “Building 154 Premises”). The Building 543 Premises and the Building 154 Premises are located at NASA Ames Research Center, Moffett Field, California. A site plan showing the locations of the Building 543 Premises and the Building 154 Premises is attached hereto as Exhibit A. Tenant constructed an additional building (approximately 3,375 square feet (more or less) on the Building 543 Premises (the “Additional Building”) in the location depicted on such site plan. Building 543, the Additional Building and Building 154 are individually referred to herein as a “Building” and are collectively referred to herein as the “Buildings.”

Property (section 1.1): The land, the buildings and other improvements known as NASA Ames Research Center, Moffett Field, California 94035-1000.

Term (section 2.1): Approximately five (5) years.

Commencement Date (section 2.1): December 16, 2011.

Expiration Date (section 2.1): December 31, 2016.

Monthly Base Rent (dollars per month) (section 3.1): $31,793.11 (based on $1.02 per square foot per month for Bldg. 543, (b) $1.04 per square foot per month for Bldg. 154, (c) $0.17 per square foot per month for additional land (approximately 44.179 sf) which is the remainder of the total parcel less the normalized parcel for Bldg. 543).

Security Deposit (section 3.3): $40,500.00.

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Rent Payment Address (section 3.7):	NASA Shared Service Center (NSSC)- FMD Accounts Receivable Attn: For the Accounts of Ames Research Center (Agreement #SAA2-402658) Bldg. 1111, C Road Stennis Space Center, MS 39529

Permitted Use of the Premises (section 4.1): Bloom Energy will use and occupy the Building 543 Premises solely for research and development, and testing, including as its research laboratory and to test its products. Bloom Energy will use and occupy the Building 154 Premises solely for office purposes; provided, however, Bloom Energy may use rooms 124, 125, 126, 128, 129 and 130 for minor assembly of wiring harnesses and piping.

Landlord’s Address (section 14.1):	NASA Ames Research Center Ms. Mejghan K. Haider, Mail Stop 204 2 Bldg. 204, Rm 215 P.O. Box 1 Moffett Field, CA 94035-0001

Tenant’s Address (section 14.1):	Bloom Energy Corporation 1252 Orleans Drive Sunnyvale, CA 94089 Attn: Mr. William H. Kurtz

Exhibit A – Site Plan; Plan Outlining the Building 543 Premises

Exhibit A-1 – Plans Outlining the Building 154 Premises

Exhibit B – Description of the TI Work

Exhibit C – Support Agreement

Exhibit D – List of Environmental Reports

The foregoing Basic Lease Information is incorporated in and made a part of the Lease to which it is attached. If there is any conflict between the Basic Lease Information and the Lease, the Basic Lease Information shall control.

Tenant: BLOOM ENERGY CORPORATION, a Delaware corporation		Landlord: NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, an Agency of the United States

By	/s/ William H. Kurtz	By	/s/ S. Pete Worden
	William H. Kurtz Chief Financial Officer		S. Pete Worden Director, Ames Research Center

BE 543 154 EUL 2nd Amend Final 082514		SAA2 – 402658
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EXHIBIT 2 TO SECOND AMENDMENT

Revised Site Plan; Plan Outlining the Building 543 Premises

(Supersedes Exhibit A to Lease)

This site plan is used solely for the purpose of identifying the approximate location and size of the Premises, including the approximate location and size of the Building 543 Premises and the Restricted Area. Building sizes, site dimensions, access, common and parking areas, and existing tenants and locations are subject to change at Landlord’s discretion.

BE 543 154 EUL 2nd Amend Final 082514		SAA2 – 402658
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EXHIBIT 3 TO SECOND AMENDMENT

Revised Support Agreement

(Supersedes Exhibit C to Lease)

BE 543 154 EUL 2nd Amend Final 082514		SAA2 – 402658
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SUPPORT AGREEMENT

1. AGREEMENT NUMBER *(Provided by Supplier)*	2. SUPERSEDED AGREEMENT NO.	3. EFFECTIVE DATE	4. EXPIRATION DATE *(May be "Indefinite")*
SAA2-402658		October 1, 2014	September 30, 2015

5. SUPPLYING ACTIVITY	6. RECEIVING ACTIVITY
a. NAME AND ADDRESS National Aeronautics and Space Administration Ames Research Center Moffett Field, CA 94035-1000 NRP Business Development Specialist: **Cynthia Carbon-Norman**	a. NAME AND ADDRESS **Bloom Energy Corporation** **1252 Orleans Drive** **Sunnyvale, CA 94089** **Attn: William Kurtz**
b. MAJOR COMMAND NASA HQ, Science Mission Directorate, Washington D.C.	c. MAJOR COMMAND

7. SUPPORT PROVIDED BY SUPPLIER

a. SUPPORT *(Specify what, when, where, and how much)*	b. BASIS FOR REIMBURSEMENT	c. ESTIMATED REIMBURSEMENT
Modified Net Rent (Includes ISP, except for Additional Land)		
From 10/01/14 - 12/31/14:		
Building 543 Premises (9,166 sf @ $1.46 sf/mo)	Market comps	$ 40,147.08
Bldg. 543 Additional Land Area (No ISP, 44,179 sf @ $0.17 sf/mo)	Market comps	$ 22,531.29
Bldg. 154 (14,359 sf @ $1.48 sf/mo)	Market comps	$ 63,753.96
B543 Addition (ISP Only, 3,375 sf @ $0.44 sf/mo)		$ 4,455.00
Sub Total		$130,887.33
From 01/01/15 - 09/31/15 (3% CPI Increase begins on 01/01/15)		
Building 543 Premises (9,166 sf @ $1.49 sf/mo)		$122,916.06
Bldg. 543 Additional Land Area (No ISP, 44,179 sf @ $0.18 sf/mo)		$ 71,569.98
Bldg. 154 (14,359 sf @ $1.51 sf/mo)		$195,138.81
B543 Addition (ISP Only, 3,375 sf @ $0.44 sf/mo)		$ 13,365.00
Sub Total		$402,989.85
Demand Services (Due in Advance Quarterly):		
-Utilities Metered, Bldgs 543 & 154 (based on FY14 actual)	Actual Cost	$330,000.00
- **Facilities Services**	Actual Cost	$ 2,000.00
- Declined Janitorial Services		$ -0-
Demand Services Total		$332,000.00
Grand Total		**$865,877.18**
Security Deposit	Paid in FY12, carryover into FY13	$ 40,500.00
ADDITIONAL SUPPORT REQUIREMENTS ATTACHED ☐ Yes ☐ No		

8. SUPPLYING COMPONENT		9. RECEIVING COMPONENT	
a. COMPTROLLER SIGNATURE	b. DATE SIGNED	a. COMPTROLLER SIGNATURE	b. DATE SIGNED
n/a	n/a	n/a	n/a
c. APPROVING AUTHORITY		**c. APPROVING AUTHORITY**	
(1) Typed Name Paul Agnew		(1) Typed Name William H. Kurtz, Chief Financial Officer	
(2) Organization Chief Financial Officer	(3) Telephone Number (650) 604-1301	(2) Organization Bloom Energy Corporation	(3) Telephone Number (408) 543-1550
(4) Signature	(5) Date Signed	(4) Signature	(5) Date Signed

10. TERMINATION *(Complete only when agreement is terminated prior to scheduled expiration date.)*

a. APPROVING AUTHORITY SIGNATURE	b. DATE SIGNED	a. APPROVING AUTHORITY SIGNATURE	b. DATE SIGNED

SUPPORT AGREEMENT 1 agreement number (Provided by Suppler SAA2-402658 2 superseded agreement no. 6. SUPPLYING ACTIVITY 3 name and ADDRESS National Aeronautics and Space Administration Ames Research Center Morten Field, CA 94035-1000 NRP Business Development Specialist: Cynthia Carbon-Norman D major COMMAND NASA HQ, Science Mission Directorate, Washington DC. 3 effective date October 1. 2014 4. expiration date (May be ‘indefinite’) September 30, 2015 6. RECEIVING ACTIVITY a name AND ADDRESS Bloom Energy Corporation 1252 Orleans Drive Sunnyvale, CA 94089 Attn: William Kurtz C MAJOR COMMAND 7. SUPPORT PROVIDED BY SUPPLIER a SUPPOR (Specify what, when, where, and how much) Modified Net Rent (Includes ISP, except for Additional Land) From 10/01/14 - 12/31/14: Building 543 Premises (9,166 sf@ $1.46 sf/mo) Bldg. 543 Additional Land Area (No ISP, 44,179 sf @ $0.17 sf/mo) Bldg. 154 (14,359 sf @ $1.48 sf/mo) B543 Addition (ISP Only, 3,375 sf @ $0,44 sf/mo) Sub Total From 01/01/15 09/31/15 (3% CPI Increase begins on 01 01/15) Building 543 Premises (9,166 sf @ $1.49 sf/mo) Bidg. 543 Additional Land Area (No ISP, 44.179 sf @ $0.18 sf/mo) Bldg. 154 (14,359 sf @ $1.51 sf/mo) B543 Addition (ISP Only, 3,375 sf (@ $0,44 sf/mo) Sub Total Demand Services (Due in Advance Quarterly): -Utilities Metered, Bldgs 543 & 154 (based on FY14 actual) Facilities Services - Declined Janitorial Services Demand Services Total Grand Total Security Deposit ADDITIONAL SUPPORT REQUIREMENTS ATTACHED Market comps Market comps Market comps C BASIS FOR REIMBURSEMENT C ESTIMATED REIMBURSEMENT $ 40,147.08 $ 22,531.29 $ 63,753.96 $ 4,455.00 $130,88733 $122,916.06 $ 71,569.98 $195,138.81 $ 13,365.00 Actual Cost Actual Cost $402,989.85 $330,000.00 $ 2,000 00 $ -0- Yes $332,000.00 $865,877.18 Paid in FY12, carryover into FY13 $ 40,500.00 No S. SUPPLYING COMPONENT a COMPTROLLER SIGNATURE n/a b DATE SIGNED n/a c. APPROVING AUTHORITY (1) Typed Name Paul Agnew (2) Organization Chief Financial Officer (4) Signature 10. TERMINATION is terminated pnor to scheduled expiration data) (3) Telephone Number (650) 604-1301 (5) Date Signed 9. RECEIVING COMPONENT a COMPTROLLER SIGNATURE n/a b DATE SIGNED n/a c. APPROVING AUTHORITY (1) Typed Name William H. Kurtz. Chief Financial Officer (2) Organization Bloom Energy Corporation (4) Signature (3) Telephone Number (408) 543-1550 (5) Date Signed 3 APPROVING AUTHORITY SIGNATURE D DATE SIGNED a APPROVING AUTHORITY SIGNATURE D DATE SIGNED 00 FORM 1144, NOV 2001 PREVIOUS EOTIONS MAY BE USED Page 1 of 3

11. GENERAL PROVISIONS (Complete blank spaces and add additional general provision as appropriate e.g. exceptions to printed provisions, additional paths to this agreement, billing and reimbursement instructions) a. The receiving components will provide the supplying component projections of requested support (significant changes in the receiving components support requirements should be submitted to the supplying component in a manner that will permit timely modification of resources requirements) b. It is the responsibility of supplying component to bring any required change in support to the attention of prior to changing or cancelling support c. The component providing reimbursable support in this agreement will submit statements of costs to d. All rates expressing the unit cost of services provided in this agreement are base on current rates which may be subject to change for uncontrollable reasons, such as legislation, DoD directives, and commercial utility rate increases The receiver will be notified immediately of such rate changes that must be passed through to the support receivers e. This agreement may be cancelled at any time by mutual consent of the parties concerned This agreement may also be canceled by either party upon giving at least 180 days written notice to the other party f. In case of mobilization or other emergency this agreement remain in force only within supplier’s capabilities ADDITIONAL SUPPORT REQUIERMENTS ATTACHED Yes No 12. SPACIFIC PROVISION (As a appropriate e.g. location n and size of occupied facilities, unique support and receiver responsibilities conditions, requirements, quantity standards, and catena for measurement/ reimbursement of unique requirements ) ADDITONAL SUPPORT REQUIREMENTS ATTACHED Yes No DD FORM 1144 MOV 2001 PREVIOUS EDITIONS MAY BE USED Page 2 of 3

13. ADDITIONAL PROVISIONS (Use this space to continue general and/or specific provisions as needed)
DD FORM 1144, NOV 2001	PREVIOUS EDITIONS MAY BE USED	Page 3 of 3